As filed with the Securities and Exchange Commission on March 1, 1997

                           1933 Act File No. 33-10976
                           1940 Act File No. 811-4945




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                      Pre-Effective Amendment No. ____                  [ ]
                       Post-Effective Amendment No. 15                  [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                              Amendment No. 16 |X|

                              --------------------

                                 INVESTORS TRUST
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Suite 5600, Two Union Square, Seattle, Washington 98101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (206) 625-1755

                              Edward J. Wiles, Esq.
                                 Investors Trust
                                   Suite 5600
                                Two Union Square
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485:

Immediately upon filing pursuant to paragraph (b),

[X]   On March 1, 1997 pursuant to paragraph (b),
[ ]   60 days after filing pursuant to paragraph (a)(1),
[ ]   On ______________ pursuant to paragraph (a)(1).
[ ]   75 days after filing pursuant to paragraph (a)(2),
[ ]   On ______________ pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

     The Registrant hereby declares that, pursuant to Rule 24f-2(a)(1) promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of shares of beneficial interest, no par value, of Class A shares and Class B shares of each of the Investors Trust Government Fund series, Investors Trust Growth Fund series, Investors Trust Value Fund series, Investors Trust Tax Free Fund series and Investors Trust Adjustable Rate Fund series of the Registrant. The Registrant filed its Rule 24f-2 notice for the fiscal year ended October 31, 1996 on or about December 30, 1996.

                              CROSS REFERENCE SHEET

                           (REGISTRATION STATEMENT ON
                            FORM N-1A AND PROSPECTUS)

Form N-1A Item No.
    Part A                                       Caption or Location in each Prospectus
1.  Cover Page.................................. Cover page

2.  Synopsis.................................... Summary of Fund Expenses

3.  Condensed Financial Information............. Not Applicable

4.  General Description of Registrant........... The Trust, the Funds and Management;
                                                  Investment Objective and Policies

5.  Management of the Fund...................... The Trust, the Funds and Management;
                                                  Additional Information

6.  Capital Stock and Other Securities.......... The Trust, the Funds and Management;
                                                  Dividends, Distributions and Taxes

7.  Purchase of Securities Being Offered........ How to Purchase Shares

8.  Redemption or Repurchase.................... How to Redeem Shares

9.  Pending Legal Proceedings................... Not Applicable


    Part B...................................... Caption or Location in
                                                  Statement of Additional Information

10. Cover Page.................................. Cover Page

11. Table of Contents........................... Table of Contents

12. General Information and History............. General Information

13. Investment Objectives and Policies.......... Additional Information Concerning
                                                  Certain  Investment Techniques;
                                                  Debt Instruments and Permitted
                                                  Cash Investments; Debt Securities
                                                  Ratings; Investment Restrictions;
                                                  Portfolio Transactions

14. Management of the Registrant................ Management of the Funds


                                      (i)


Form N-1A Item No                                        Caption or Location in
    Part B                                       Statement of Additional Information

15. Control Persons and Principal
      Holder of Securities...................... Management of the Funds

16. Investment Advisory and Other
      Services.................................. The Investment Adviser and Sub-Advisers

17. Brokerage Allocation and
      Other Practices........................... Portfolio Transactions

18. Capital Stock and Other
      Securities................................ General Information

19. Purchase, Redemption and Pricing
      of Securities Being Offered............... Net Asset Value

20. Tax Status.................................. Certain Tax Matters

21. Underwriters................................ Distribution of Shares of the Funds

22. Calculation of Performance Data............. Performance Information

23. Financial Statements........................ Financial Statements

                                      (ii)

                               INVESTORS TRUST(sm)
                                  MUTUAL FUNDS


     ---------------------------------------------------------------------
                                FAMILY OF FUNDS

                                   PROSPECTUS
                  -------------------------------------------


                                 March 1, 1997



Investors TrustSM is an open-end diversified management investment company consisting of five funds, each of which has its own specific investment objectives.



INVESTORS TRUST ADJUSTABLE RATE FUND seeks to produce a high level of current income consistent with limiting fluctuations in net asset value of Fund shares. This Fund will attempt to achieve its objective by investing primarily in adjustable rate securities, including but not limited to adjustable rate mortgage securities.



INVESTORS TRUST GOVERNMENT FUND seeks to produce a high level of current income consistent with safety of principal. This Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.



INVESTORS TRUST TAX FREE FUND seeks to produce as high a level of income exempt from federal income tax as is consistent with preservation of capital. This Fund will attempt to achieve its objective by investing substantially all of its assets in tax-exempt debt obligations.



INVESTORS TRUST VALUE FUND seeks to provide long term growth of capital and an above-average level of dividend income by investing primarily in equity securities. This Fund seeks to provide a higher total return than that of the Standard & Poor's 500 Stock Index. See "Investment Objective and Policies."



INVESTORS TRUST GROWTH FUND seeks to provide long term growth of capital. This Fund will attempt to achieve its objective by investing primarily in equity securities of companies which, in the opinion of the Fund's sub-adviser, have above average prospects for growth. See "Investment Objectives and Policies."



This Prospectus sets forth the information about each Fund that you ought to know before investing. Please read the Prospectus and retain it for future reference. A Statement of Additional Information (dated March 1, 1997) for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This free Statement is available upon written request to the Fund at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101 or by telephoning (800) 656-6626.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR ANY AFFILIATE THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THE INVESTORS TRUST FAMILY OF FUNDS IS OFFERED BY GNA DISTRIBUTORS, INC.

--------------------------------------------------------------------------------
                               APPLICATION INSIDE
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----

SUMMARY OF FUND EXPENSES.........................................    3

FINANCIAL HIGHLIGHTS.............................................    7

  ADJUSTABLE RATE FUND...........................................    7

  GOVERNMENT FUND................................................    7

  TAX FREE FUND..................................................    7

  VALUE FUND.....................................................    7

  GROWTH FUND....................................................    7

INVESTMENT OBJECTIVE AND POLICIES................................    9

  ADJUSTABLE RATE FUND...........................................    9

  GOVERNMENT FUND................................................   12

  TAX FREE FUND..................................................   13

  VALUE FUND.....................................................   14

  GROWTH FUND....................................................   16

  FURTHER INFORMATION CONCERNING THE
    FUNDS' INVESTMENT PRACTICES..................................   17

HOW TO PURCHASE SHARES...........................................   25

SHAREHOLDER PROGRAMS AND SERVICES................................   30

HOW TO REDEEM SHARES.............................................   33

NET ASSET VALUE..................................................   35

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................   35

PERFORMANCE INFORMATION..........................................   37

THE TRUST, THE FUNDS AND MANAGEMENT..............................   38

DISTRIBUTION PLAN................................................   42

ADDITIONAL INFORMATION...........................................   44

                            SUMMARY OF FUND EXPENSES

                  SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)

                                                                                                   CLASS A    CLASS B
                                                                                                   -------    -------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................    4.5%(1)    None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........    None       None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
     Redemption during year 1....................................................................    None(2)      5%
     Redemption during year 2....................................................................    None         4%
     Redemption during year 3....................................................................    None         3%
     Redemption during year 4....................................................................    None         2%
     Redemption during year 5....................................................................    None         1%
     Redemption during year 6 and thereafter.....................................................    None       None
     Redemption Fees(3) (as a percentage of amount redeemed, if applicable)......................    None       None
     Exchange Fee................................................................................    None       None

------------

(1) Reduced sales charge purchase plans are available for Class A shares. See "How to Purchase Shares."

(2) Although not subject to a sales charge, Class A share purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year of the purchase.

(3) A wire fee (currently $10.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                  CLASS A    CLASS B
                                                                                                  -------    -------
ADJUSTABLE RATE FUND
Annual Fund Operating Expenses (As a percentage of average daily net assets)
     Management Fee(1).........................................................................      .40%      .40  %
     12b-1 Fees(2).............................................................................      .09%       87  %
     Other Expenses(3).........................................................................      .46%      .43  %
                                                                                                  -------    -------
          Total Fund Operating Expenses(3).....................................................      .95%     1.70  %
                                                                                                  -------    -------
                                                                                                  -------    -------


                                                                                                  CLASS A    CLASS B
                                                                                                  -------    -------
GOVERNMENT FUND
Annual Fund Operating Expenses (As a percentage of average daily net assets)
     Management Fee(1).........................................................................      .62%      .62  %
     12b-1 Fees(2).............................................................................      .04%      .84  %
     Other Expenses(3).........................................................................      .24%      .23  %
                                                                                                  -------    -------
          Total Fund Operating Expenses........................................................      .90%     1.69  %
                                                                                                  -------    -------
                                                                                                  -------    -------

                                                                                                  CLASS A    CLASS B
                                                                                                  -------    -------
TAX FREE FUND
Annual Fund Operating Expenses (As a percentage of average daily net assets)
     Management Fee(1).........................................................................      .58%      .58  %
     12b-1 Fees(2).............................................................................      .18%      .93  %
     Other Expenses(3).........................................................................     (.76%)   (1.51  %)
                                                                                                  -------    -------
          Total Fund Operating Expenses(3).....................................................        0%        0  %
                                                                                                  -------    -------
                                                                                                  -------    -------

                                                                                                  CLASS A    CLASS B
                                                                                                  -------    -------
VALUE FUND
Annual Fund Operating Expenses (As a percentage of average daily net assets)
     Management Fee(1).........................................................................      .80%      .80  %
     12b-1 Fees(2).............................................................................      .12%       84  %
     Other Expenses(3).........................................................................      .43%      .46  %
                                                                                                  -------    -------
          Total Fund Operating Expenses(3).....................................................     1.35%     2.10  %
                                                                                                  -------    -------
                                                                                                  -------    -------

                                                                                                  CLASS A    CLASS B
                                                                                                  -------    -------
GROWTH FUND
Annual Fund Operating Expenses (As a percentage of average daily net assets)
     Management Fee(1).........................................................................      .80%      .80  %
     12b-1 Fees(2).............................................................................      .12%      .86  %
     Other Expenses(3).........................................................................      .43%      .44  %
                                                                                                  -------    -------
          Total Fund Operating Expenses(3).....................................................     1.35%     2.10  %
                                                                                                  -------    -------
                                                                                                  -------    -------


------------

(1) Management Fees are reduced with respect to net assets of certain of the Funds in excess of a specified threshold. This threshold is $500 million in the case of the Government Fund, $20 million in the case of the Tax Free Fund and $100 million in the case of the Growth Fund and the Value Fund. See "The Trust, The Fund and Management."


(2) This fee consists of a service charge (which is capped at a maximum of .25%) for each of Class A shares and Class B shares and an asset based sales charge of .75% applicable only to Class B shares (see "Distribution Plan").



(3) "Other Expenses" are based upon actual expenses, after reimbursement by the Adviser, incurred with respect to the Class A and Class B shares during the fiscal year ended October 31, 1996. The Funds' investment adviser has indicated that it intends to reimburse a portion of the expenses of the Adjustable Rate Fund, the Value Fund and the Growth Fund, at least through October 31, 1997, so that the "Total Fund Operating Expenses" of each of those Funds will not exceed the amounts shown in the table below.



                                                 CLASS A    CLASS B
                                                 -------    -------
     Adjustable Rate Fund......................    0.95%      1.70%
     Tax Free Fund*............................    1.15%      1.90%
     Value Fund................................    1.35%      2.10%
     Growth Fund...............................    1.35%      2.10%


     -----------------


     * The Adviser reimbursed all of the expenses of the Tax Free Fund during the fiscal year ended October 31, 1996. Although the Adviser has indicated that it intends to reimburse all expenses of the Tax Free Fund at least through October 31, 1997, it reserves the right to decrease the level of reimbursement at any time. However, the Adviser has committed to limit the "Total Fund Operating Expenses" of the Tax Free Fund during the fiscal year ending October 31, 1997 so that the expenses will not exceed 1.15% for Class A shares and 1.90% for Class B shares.

     The actual "Other Expenses" and "Total Operating Expenses" for the fiscal year ended October 31, 1996 before such reimbursements were as follows:



                                                                                                   CLASS    CLASS
                                                                                                     A        B
                                                                                                   -----    -----
ADJUSTABLE RATE FUND
  Other Expenses................................................................................   2.06 %   2.24 %
  Total Fund Operating Expenses.................................................................   2.55 %   3.51 %
TAX FREE FUND
  Other Expenses................................................................................   0.76 %   0.75 %
  Total Fund Operating Expenses.................................................................   1.52 %   2.26 %
VALUE FUND
  Other Expenses................................................................................   0.81 %   0.76 %
  Total Fund Operating Expenses.................................................................   1.73 %   2.40 %
GROWTH FUND
  Other Expenses................................................................................   0.78 %   0.75 %
  Total Fund Operating Expenses.................................................................   1.70 %   2.41 %



     Because each of these Funds is relatively small in size, these expenses are higher than those of most other funds with similar investment objectives. As each of these Funds increases in size, their expenses should decrease as a percentage of net assets. See "The Trust, the Fund and Management." To the extent expenses of a Fund are borne by its investment adviser, the total return to shareholders will increase. Total return to shareholders will decrease to the extent that expenses of a Fund are no longer borne by its investment adviser.


     The purpose of the above tables is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, investors should refer to the appropriate sections of this Prospectus.

     The Deferred Sales Charges set forth in the table will be waived in certain circumstances. For further information on waiver of the Deferred Sales Charges see "How to Redeem Shares" below and "Waiver of Contingent Deferred Sales Charge" in the Statement of Additional Information.

EXAMPLE:

     You would pay the following expenses on a $1,000 investment assuming (a) 5% annual return and (b) redemption at the end of each time period:


                                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                  ------    -------    -------    --------
ADJUSTABLE RATE FUND
     Class A Shares............................................................    $ 55       $74       $  96       $157
     Class B Shares(1).........................................................    $ 67       $84       $ 103       $182
GOVERNMENT FUND
     Class A Shares............................................................    $ 54       $73       $  93       $151
     Class B Shares(1).........................................................    $ 67       $83       $ 102       $180
TAX FREE FUND
     Class A Shares............................................................    $ 45       $45       $  45       $ 45
     Class B Shares(1).........................................................    $ 50       $30       $  10       $  0
VALUE FUND
     Class A Shares............................................................    $ 59       $86       $ 116       $201
     Class B Shares(1).........................................................    $ 71       $96       $ 124       $226
GROWTH FUND
     Class A Shares............................................................    $ 59       $86       $ 116       $201
     Class B Shares(1).........................................................    $ 71       $96       $ 124       $226

     You would pay the following expenses on the same investment assuming no redemption:


                                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                  ------    -------    -------    --------
ADJUSTABLE RATE FUND
     Class A Shares............................................................    $ 55       $74       $  96       $157
     Class B Shares(1).........................................................    $ 17       $54       $  93       $182
GOVERNMENT FUND
     Class A Shares............................................................    $ 54       $73       $  93       $151
     Class B Shares(1).........................................................    $ 17       $54       $  92       $180
TAX FREE FUND
     Class A Shares............................................................    $ 45       $45       $  45       $ 45
     Class B Shares(1).........................................................    $  0       $ 0       $   0       $  0
VALUE FUND
     Class A Shares............................................................    $ 59       $86       $ 116       $201
     Class B Shares(1).........................................................    $ 22       $66       $ 114       $226
GROWTH FUND
     Class A Shares............................................................    $ 59       $86       $ 116       $201
     Class B Shares(1).........................................................    $ 22       $66       $ 114       $226


------------

(1) Ten-year figure assumes conversion of Class B shares to Class A shares at the end of eight years.

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, WHICH ASSUME THAT THE ADVISER CONTINUES TO REIMBURSE EXPENSES AND THUS LIMIT "TOTAL FUND OPERATING EXPENSES" TO THE AMOUNTS SHOWN ABOVE UNDER "ANNUAL FUND OPERATING EXPENSES." THE ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS


     The financial highlights set forth below include selected data for a share outstanding throughout each period and other information derived from the financial statements of the Funds that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is contained in the Trust's Annual Report which is incorporated by reference into the Statement of Additional Information. The Statement of Additional Information and the Trust's Annual Report may be obtained by writing or calling the Trust.



                                              INCOME FROM INVESTMENT OPERATIONS         DISTRIBUTIONS TO SHAREHOLDERS
                                           ----------------------------------------   ----------------------------------
                               NET ASSET      NET        NET REALIZED      TOTAL                   IN EXCESS      NET
                               VALUE AT    INVESTMENT   AND UNREALIZED      FROM         NET         OF NET     REALIZED
                   PERIOD      BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT   INVESTMENT   INVESTMENT   CAPITAL
                   ENDED       OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS     INCOME       INCOME      GAINS
               --------------  ---------   ----------   --------------   ----------   ----------   ----------   --------
ADJUSTABLE RATE FUND
Class A        Oct-31-96        $  6.39      $ 0.33         $ 0.03         $ 0.36       $(0.34)      $--         $--
               Oct-31-95           6.14        0.31           0.24           0.55        (0.30)       --          --
               Oct-31-94           6.49        0.25          (0.35)         (0.10)       (0.23)       (0.01)      --
               Oct-31-93(a)        6.50        0.03          (0.01)          0.02        (0.03)       --          --
               ---------------------------------------------------------------------------------------------------------
Class B        Oct-31-96           6.39        0.28           0.03           0.31        (0.29)       --          --
               Oct-31-95           6.14        0.26           0.24           0.50        (0.25)       --          --
               Oct-31-94           6.48        0.21          (0.34)         (0.13)       (0.19)       (0.01)      --
               Oct-31-93(a)        6.50        0.02          (0.02)         --           (0.02)       --          --
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
Class A        Oct-31-96           8.70        0.62          (0.22)          0.40        (0.54)       --          --
               Oct-31-95           8.43        0.58           0.38           0.96        (0.58)       --          --
               Oct-31-94          10.14        0.70          (1.60)         (0.90)       (0.70)       --          (0.03)
               Oct-31-93(a)       10.32        0.12          (0.18)         (0.06)       (0.12)       --          --
               ---------------------------------------------------------------------------------------------------------
Class B        Oct-31-96           8.71        0.55          (0.22)          0.33        (0.48)       --          --
               Oct-31-95           8.42        0.51           0.41           0.92        (0.52)       --          --
               Oct-31-94          10.14        0.60          (1.58)         (0.98)       (0.60)       --          (0.03)
               Oct-31-93           9.95        0.71           0.20           0.91        (0.71)       (0.01)      --
               Oct-31-92           9.98        0.73           0.03           0.76        (0.73)       --          (0.06)
               Oct-31-91           9.54        0.72           0.56           1.28        (0.72)       --          (0.11)
               Oct-31-90           9.70        0.81          (0.11)          0.70        (0.81)       --          --
               Oct-31-89           9.71        0.88          (0.01)          0.87        (0.88)       --          --
               Oct-31-88           9.62        0.87           0.14           1.01        (0.87)       --          (0.05)
               Oct-31-87(b)       10.00        0.42          (0.36)          0.06        (0.42)       --          (0.02)
------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND
Class A        Oct-31-96          11.31        0.62           0.05           0.67        (0.56)       --          --
               Oct-31-95          10.59        0.55           0.73           1.28        (0.55)       (0.01)      --
               Oct-31-94          11.48        0.45          (0.78)         (0.33)       (0.45)       (0.11)      --
               Oct-31-93(a)       11.50        0.05           0.01           0.06        (0.05)       (0.02)      --
               ---------------------------------------------------------------------------------------------------------
Class B        Oct-31-96          11.32        0.62           0.06           0.68        (0.56)       --          --
               Oct-31-95          10.60        0.55           0.73           1.28        (0.55)       (0.01)      --
               Oct-31-94          11.48        0.43          (0.82)         (0.39)       (0.43)       (0.06)      --
               Oct-31-93(a)       11.50        0.06          (0.01)          0.05        (0.03)       (0.03)      --
------------------------------------------------------------------------------------------------------------------------
VALUE FUND
Class A        Oct-31-96           8.95        0.05           1.99           2.04        (0.09)       (0.00)      (0.07)
               Oct-31-95           7.51        0.14           1.45           1.59        (0.15)(g)    --   (g)    --
               Oct-31-94           7.63        0.13          (0.16)         (0.03)       (0.09)       --          --
               Oct-31-93(a)        7.50        0.01           0.12           0.13        --           --          --
               ---------------------------------------------------------------------------------------------------------
Class B        Oct-31-96           8.93        0.04           1.93           1.97        (0.04)       (0.00)      (0.07)
               Oct-31-95           7.50        0.07           1.45           1.52        (0.09)(g)    --   (g)    --
               Oct-31-94           7.64        0.08          (0.17)         (0.09)       (0.05)       --          --
               Oct-31-93(a)        7.50       (0.01)          0.15           0.14        --           --          --
------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class A        Oct-31-96(f)       11.38        0.00           1.78           1.78        --           --          --
               Oct-31-95           8.81        0.01           2.56           2.57        --           --          --
               Oct-31-94           8.69       (0.01)          0.21           0.20        --           --          --
               Oct-31-93(a)        8.50       --              0.19           0.19        --           --          --
               ---------------------------------------------------------------------------------------------------------
Class B        Oct-31-96(f)       11.21       (0.09)          1.75           1.66        --           --          --
               Oct-31-95           8.74       (0.05)          2.52           2.47        --           --          --
               Oct-31-94           8.70       (0.04)          0.16           0.12        --           --          --
               Oct-31-93(a)        8.50       --              0.20           0.20        --           --          --





                                     DISTRIBUTIONS TO SHAREHOLDERS
                               -----------------------------------------
                               IN EXCESS OF                                  NET ASSET
                               NET REALIZED      TAX                         VALUE AT
                                 CAPITAL        RETURN         TOTAL            END            TOTAL
                                  GAINS       OF CAPITAL   DISTRIBUTIONS     OF PERIOD     RETURN (%) (D)
                               ------------   ----------   -------------     ---------     --------------
ADJUSTABLE RATE FUND
Class A                           --             --           $ (0.34)        $  6.41            5.81
                                  --             --             (0.30)           6.39            9.20
                                  --             (0.01)         (0.25)           6.14           (1.49)
                                  --             --             (0.03)           6.49            0.26
                              ---------------------------------------------------------------------------
Class B                           --             --             (0.29)           6.41            5.02
                                  --             --             (0.25)           6.39            8.39
                                  --             (0.01)         (0.21)           6.14           (2.07)
                                  --             --             (0.02)           6.48            0.03
---------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
Class A                           --             (0.08)         (0.62)           8.48            4.80
                                  --             (0.11)         (0.69)           8.70           11.77
                                  --             (0.08)         (0.81)           8.43           (9.17)
                                  --             --             (0.12)          10.14           (0.60)
                              ---------------------------------------------------------------------------
Class B                           --             (0.07)         (0.55)           8.49            4.00
                                  --             (0.11)         (0.63)           8.71           11.19
                                  --             (0.11)         (0.74)           8.42           (9.98)
                                  --             --             (0.72)          10.14            9.48
                                  --             --             (0.79)           9.95            7.74
                                  --             (0.01)         (0.84)           9.98           14.08
                                  --             (0.05)         (0.86)           9.54            7.55
                                  --             --             (0.88)           9.70            9.59
                                  --             --             (0.92)           9.71           10.96
                                  --             --             (0.44)           9.62            0.69
--------------------------------------------------------------------------------------------------------
TAX FREE FUND
Class A                           --             --             (0.56)          11.42            6.13
                                  --             --             (0.56)          11.31           12.24
                                  --             --             (0.56)          10.59           (2.99)
                                  --             (0.01)         (0.08)          11.48            0.54
                              --------------------------------------------------------------------------
Class B                           --             --             (0.56)          11.44            6.12
                                  --             --             (0.56)          11.32           12.33
                                  --             --             (0.49)          10.60           (3.45)
                                  --             (0.01)         (0.07)          11.48            0.43
--------------------------------------------------------------------------------------------------------
VALUE FUND
Class A                           --             --             (0.16)          10.83           23.10
                                  --             --             (0.15)           8.95           21.45
                                  --             --             (0.09)           7.51           (0.32)
                                  --             --             --               7.63            1.73
                              --------------------------------------------------------------------------
Class B                           --             --             (0.11)          10.79           22.30
                                  --             --             (0.09)           8.93           20.50
                                  --             --             (0.05)           7.50           (1.10)
                                  --             --            --                7.64            1.87
--------------------------------------------------------------------------------------------------------
GROWTH FUND
Class A                           --             --                             13.16           15.64
                                  --             --            --               11.38           29.17
                                   (0.08)        --             (0.08)           8.81            2.48
                                  --             --            --                8.69            2.24
                              --------------------------------------------------------------------------
Class B                           --             --                             12.87           14.81
                                  --             --            --               11.21           28.26
                                   (0.08)        --             (0.08)           8.74            1.67
                                  --             --            --                8.70            2.35


------------
(a) For the period September 8, 1993 (commencement of operations) to October 31, 1993.

(b) For the period April 22, 1987 (commencement of operations) to October 31, 1987.


(c)  Ratios for periods of less than one year are annualized.


(d) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. The maximum applicable sales charge on Class A shares of each Fund was not reflected in total return calculations. A contingent deferred sales charge on Class B shares of each Fund of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations. Had the adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.



                                                                 RATIOS AND SUPPLEMENTAL DATA
                            --------------------------------------------------------------------------------------------------
                                      RATIOS TO AVERAGE
                                  DAILY NET ASSETS (%) (C)
                            -------------------------------------
                                                     INVESTMENT                      NET ASSETS,    REIMBURSEMENT     AVERAGE
                              NET        GROSS        INCOME        PORTFOLIO      END OF PERIOD     OF EXPENSES    COMMISSION
                            EXPENSES    EXPENSES    (LOSS), NET    TURNOVER (%)     (MILLIONS)      FROM ADVISER     RATE (E)
                            --------    --------    -----------    ------------    -------------    -------------   -----------
ADJUSTABLE RATE FUND
Class A                        0.95        2.55          5.35           39.49        $     5.7         $ 0.098          N/A
                               0.95        2.96          4.91           53.07              5.5           0.126          N/A
                               0.95        2.86          4.04          115.55              5.1           0.120          N/A
                               0.98        3.24          2.78            0.34              5.1           0.003          N/A
                           ----------------------------------------------------------------------------------------------------
Class B                        1.70        3.51          4.58           39.49              1.4           0.109          N/A
                               1.70        3.71          4.18           53.07              1.8           0.124          N/A
                               1.70        3.51          3.48          115.55              2.4           0.108          N/A
                               1.61        3.58          2.57            0.34              0.1           0.003          N/A
-------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
Class A                        0.90        0.90          6.59          334.41             29.1             N/A          N/A
                               1.01        1.01          6.78          315.71             27.0             N/A          N/A
                               0.99        0.99          7.09          128.82             22.0             N/A          N/A
                               0.95        0.95          6.81           75.96              1.0             N/A          N/A
                           ----------------------------------------------------------------------------------------------------
Class B                        1.69        1.69          5.77          334.41            747.2             N/A          N/A
                               1.76        1.76          6.08          315.71          1,112.0             N/A          N/A
                               1.76        1.76          6.45          128.82          1,252.0             N/A          N/A
                               1.73        1.73          6.96           75.96          1,343.0             N/A          N/A
                               1.64        1.64          7.08          101.31            786.0             N/A          N/A
                               1.81        1.81          7.11          111.97            213.0             N/A          N/A
                               1.59        1.95          8.32           50.44             72.0            0.03          N/A
                               0.89        2.08          9.17           37.23             57.0            0.10(h)       N/A
                               0.50        3.00          9.20           66.04             35.0            0.10(h)       N/A
                               0.50        5.75          8.17          159.76              7.0            0.20(h)       N/A
------------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND
Class A                       --           1.52          5.42            5.76             16.2           0.172          N/A
                              --           1.81          5.01           24.95             16.0           0.199          N/A
                               0.77        1.62          4.08          --                 14.3           0.094          N/A
                               1.15        2.09          2.73          --                 15.1           0.002          N/A
                           ---------------------------------------------------------------------------------------------------
Class B                       --           2.26          5.43            5.76              9.2           0.257          N/A
                              --           2.56          5.01           24.95              7.7           0.287          N/A
                               1.14        2.30          3.75          --                  5.0           0.122          N/A
                               1.84        2.48          2.27          --                  1.2           0.003          N/A
------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
Class A                        1.35        1.73          1.03          100.02              5.8           0.018        $0.050
                               1.35        2.43          1.71           27.41              4.1           0.086          N/A
                               1.35        3.55          1.92           14.53              3.2           0.165          N/A
                               1.42        6.37          0.73            6.04              2.2           0.008          N/A
                           ---------------------------------------------------------------------------------------------------
Class B                        2.10        2.40          0.23          100.02             33.3           0.050        $0.050
                               2.10        3.18          0.94           27.41             14.4           0.083          N/A
                               2.10        4.02          1.09           14.53              8.0           0.163          N/A
                               2.04        6.38         (1.07)           6.04              0.5           0.002          N/A
------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
Class A                        1.35        1.70          0.03           40.89              8.2           0.043        $0.050
                               1.35        2.44          0.10           73.74              6.0           0.100          N/A
                               1.34        3.53         (0.11)         100.41              4.2           0.182          N/A
                               1.39        4.83         (0.30)          46.31              3.3           0.006          N/A
                           ---------------------------------------------------------------------------------------------------
Class B                        2.10        2.41         (0.73)          40.89             27.6           0.037        $0.050
                               2.10        3.19         (0.66)          73.74             14.3           0.082          N/A
                               2.09        4.06         (0.82)         100.41              5.8           0.176          N/A
                               1.86        5.04         (1.38)          46.31              0.6           0.001          N/A



------------

(e) For fiscal years beginning on or after September 1, 1995, each Fund is required to disclose its average commission rate per share for securities trades on which commissions are charged.


(f) Per share amounts were calculated under a methodology using the monthly average of shares outstanding during the period.


(g) Certain amounts have been reclassified to conform with current year presentations.


(h) Additional management fees of $0.01, $0.06 and $0.03 per share were waived by the Adviser during the periods November 1 through December 31, 1988, fiscal year 1988, and fiscal year 1987, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTORS TRUST ADJUSTABLE RATE FUND

     The investment objective of Investors TrustSM Adjustable Rate Fund (the "Adjustable Rate Fund") is to produce a high level of current income consistent with limiting fluctuations in the net asset value of its shares. This investment objective is a fundamental policy and cannot be changed without shareholder approval. Except as expressly provided in this Prospectus and the Statement of Additional Information, the other investment policies of the Adjustable Rate Fund are not fundamental and may be changed without such approval.

     The Adjustable Rate Fund will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities ("ARMs"). ARMs are collateralized by adjustable rate, rather than fixed rate, mortgages. The Adjustable Rate Fund intends to invest at least 65% of the value of its total assets in adjustable rate securities under normal market conditions.

     Adjustable rate mortgages, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on adjustable rate mortgages is adjusted at regular intervals based on a specified, published interest rate "index." The new rate is determined by adding a specific interest amount, the "margin" or "spread," to the interest rate of the index. As a result, ARMs generally provide higher yields than money market securities and more stable principal values than longer term fixed rate mortgage securities. Investment in ARMs allows the Adjustable Rate Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. ARMs are a less effective means of locking in long-term rates than securities collateralized by fixed rate mortgages because the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

     The ARMs in which the Adjustable Rate Fund expects to invest will generally adjust their interest rates at regular intervals of two years or less. The interest rates paid on the adjustable rate mortgages underlying ARMs are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are two main categories of indices: rates tied to the yield on U.S. Treasury securities or the London interbank offered rate; and those derived from a calculated measure such as a cost of living index or a moving average of mortgage rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. Due to the inverse relationship between interest rates and the value of certain securities, such a delay in adjusting to changes in interest rates may cause the Adjustable Rate Fund's net asset value to increase or decrease in value, particularly during periods between interest adjustment dates.

     The underlying adjustable rate mortgages in which the Adjustable Rate Fund invests will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, during each adjustment period and over the life of the loan. Interest rate caps on mortgages underlying ARMs may prevent their income from increasing to prevailing interest rate levels, and cause these securities to decrease in value. Conversely, interest rate floors on mortgages underlying ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. In addition, some residential mortgage loans limit adjustments to the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may cause the outstanding principal balance of the mortgage to increase.

     Mortgage securities generally have a maximum maturity of 15 to 30 years. However, due to the adjustable rate feature of the mortgages underlying ARMs, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARMs may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities.

     At least 50% of the Adjustable Rate Fund's total assets will be invested in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities"), or securities that are collateralized by U.S. Government Securities. The Adjustable Rate Fund may also invest in high-grade fixed and adjustable rate mortgage and debt securities rated within the three highest credit categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or Fitch Investors Service ("Fitch") or, if unrated, determined by the Adjustable Rate Fund's sub-adviser, Standish, Ayer & Wood, Inc. (the "Sub-Adviser") to be of equivalent quality. In the event the rating of a security is downgraded, the Sub-Adviser will determine whether the securities should be retained or sold depending on an assessment of all facts and circumstances at that time.

     The Adjustable Rate Fund will concentrate at least 25% of its total assets in asset-backed securities, including mortgage securities of governmental and non-governmental issuers, collateralized mortgage obligations and other asset-backed securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card or automobile receivables and home equity loans. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

     The Adjustable Rate Fund is expected to have an effective duration ranging from 1 year to 2 1/2 years. A bond's duration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility.

     The Adjustable Rate Fund may purchase securities on a "when-issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis. No more than 25% of the Adjustable Rate Fund's assets will be invested in these types of securities, including forward roll transactions described below. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment for the securities can take place a month or more after the date of the commitment to purchase. The securities so purchased or sold are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Adjustable Rate Fund may receive a fee for entering into forward commitment contracts.

     The Adjustable Rate Fund may invest up to 35% of its total assets in securities other than adjustable rate mortgage securities, either alone or in combination with money market securities. The Adjustable Rate Fund may invest in short-term debt securities, such as commercial paper, that are rated at least A3 by Standard & Poor's or Fitch or Prime-3 by Moody's or, if not rated, are of equivalent investment quality as determined by the Sub-Adviser. Debt securities within the top credit categories comprise what are generally known as high-quality bonds.

     To preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable rate mortgage securities or for other nonspeculative purposes, the Adjustable Rate Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors. The Adjustable Rate Fund will not use these transactions for speculative purposes and will not sell interest collars, caps or floors with respect to a position that it does not own. Interest rate swaps involve the exchange by the Adjustable Rate Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. In an interest rate collar, the Adjustable Rate Fund combines the elements of purchasing a cap and selling a floor. The collar protects the Adjustable Rate Fund against an interest rate rise above the maximum amount but causes the Adjustable Rate Fund to forego the benefits of an interest rate decline below the minimum amount.

     The Adjustable Rate Fund may enter into interest rate swaps, collars, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Adjustable Rate Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adjustable Rate Fund will not enter into any interest rate swap, collar, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated at least AA by Standard & Poor's or Aa by Moody's. If there is a default by the other party to such a transaction, the Adjustable Rate Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Collars, caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Adjustable Rate Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. In connection with entering rate swaps, collars, and floors, the Adjustable Rate Fund will create and maintain a segregated account with the Custodian consisting of U.S. Government Securities or cash or cash equivalents in accordance with current policies determined by the Securities and Exchange Commission.

     The Adjustable Rate Fund will not generally trade in securities for short-term profits but, when circumstances warrant, securities may be purchased and sold without regard to length of time held. The Sub-Adviser anticipates that the Adjustable Rate Fund's annual portfolio turnover rate may exceed 100% but generally will not exceed 150%. A high portfolio turnover rate in any year will increase brokerage commissions which are borne directly by the Adjustable Rate Fund and could result in a high amount of realized investment gain subject to the payment of tax by shareholders. Any realized net short term investment gain will be taxed to shareholders as ordinary income. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

  RISK FACTORS

     The types of securities in which the Adjustable Rate Fund invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these considerations and risks pertain to the characteristics of mortgage backed securities generally, while others are peculiar to ARMs. One of the principal risks regarding mortgage backed securities is the risk of prepayments. Recently, prepayment rates on mortgage backed securities have been high, however, prepayment rates may vary significantly over relatively short periods of time. The net asset value of a share of the Adjustable Rate Fund will increase or decrease as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

INVESTORS TRUST GOVERNMENT FUND

     The investment objective of Investors TrustSM Government Fund (the "Government Fund") is to produce a high level of current income consistent with safety of principal. This investment objective is a fundamental policy and cannot be changed without shareholder approval. Except as expressly provided in this Prospectus or the Statement of Additional Information, the other investment policies of the Government Fund are not fundamental and may be changed without such approval.


     The Government Fund will seek to achieve its investment objective by investing primarily in U.S. Government Securities (as defined below in "Further Information Concerning the Funds' Investment Practices") having remaining maturities of one year or more. The Government Fund intends to invest at least 65% of the value of its total assets in U.S. Government Securities except during times when the adoption of a temporary defensive position by investing more heavily in cash or high-quality money market instruments is desirable due to prevailing market or economic conditions. There is no limit upon the Government Fund's investments in mortgage-backed U.S. Government Securities and from time-to-time a majority of the Government Fund's portfolio may be invested in such securities.



     The remainder of the Government Fund's assets will be invested in other debt instruments having a rating from Standard & Poor's of AAA and cash or cash equivalents. Cash equivalents, for purposes of the Government Fund, are highly liquid instruments, which include commercial paper, having a rating from Standard & Poor's of A-1 or A-1+.


     The composition and weighted average maturity of the Government Fund's portfolio will vary from time to time, based upon a determination of how best to further the Government Fund's investment objective. The Government Fund is expected to have an average duration of approximately 4 years. A bond's duration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility.

     The Government Fund may experience a very substantial turnover of its portfolio because of its options transactions. Although it is anticipated that the annual portfolio turnover rate will exceed 100%, portfolio turnover is not expected to exceed 200%. Generally, a 100% turnover rate would occur if all of the securities in the portfolio (except those excluded from the calculation of portfolio turnover by the Securities and Exchange Commission (the "SEC")) were sold and either repurchased or replaced within one year. While the Government Fund will pay commissions in connection with its options transactions, U.S. Government Securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Government Fund. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

  RISK FACTORS

     There are risks in any investment program, and there is no assurance that the Government Fund will achieve its investment objective. The securities in which the Government Fund may invest are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the market and other market factors. The net asset value of a share of the Government Fund will increase or decrease as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

INVESTORS TRUST TAX FREE FUND

     The investment objective of Investors TrustSM Tax Free Fund (the "Tax Free Fund") is to provide investors with as high a level of income exempt from federal income tax as is consistent with preservation of capital. This investment objective is a fundamental policy and cannot be changed without shareholder approval.

     It is also a fundamental policy of the Tax Free Fund to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Tax Free Fund is exempt from federal personal income taxes and federal alternative minimum tax. Except as expressly provided in this Prospectus or the Statement of Additional Information, the other investment policies of the Tax Free Fund are not fundamental and may be changed without such approval.


     Under normal market conditions, the Tax Free Fund will invest substantially all of its assets in tax-exempt debt obligations which at the time of purchase are considered investment grade, i.e., rated AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's, or which are not rated but believed by the Fund's sub-adviser, Brown Brothers Harriman & Co. (the "Sub-Adviser") to be of comparable quality. Bonds rated Baa by Moody's or BBB by Standard & Poors or Fitch or unrated securities of comparable investment quality lack outstanding investment characteristics and in fact have speculative characteristics as well, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal and investments of this type will be limited to 10% of the Tax Free Fund's assets. In the event the rating of a security is downgraded below investment grade, the Sub-Adviser will determine whether the securities should be retained or sold depending on an assessment of all facts and circumstances at that time. No more than 5% of the Tax Free Fund's net assets will remain invested in such downgraded securities.


     The tax-exempt debt obligations to be purchased by the Tax Free Fund include securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest upon which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. Limited obligation (or revenue) bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. The Tax Free Fund intends to invest in tax-exempt obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

     The Tax Free Fund is expected to have an effective duration ranging from 5 to 7 1/2 years. A bond's duration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility. The Tax Free Fund is an appropriate investment for those investors who seek tax-exempt income returns greater than those provided by tax free money market funds and are able to accept fluctuation in the net asset value of their investment. The Tax Free Fund is designed to have smaller price fluctuations than longer-term tax-free bond funds.

     The Tax Free Fund may invest in obligations which have fixed interest rates or variable or floating interest rates, including short-term obligations which have daily adjustable rates. Variable or floating rates may be adjusted in relation to market rates for other instruments, prime rates, indices or similar indicators. Certain of these adjustable obligations may carry a demand feature that permits the Tax Free Fund to receive the par value of the security upon demand prior to maturity. These obligations may also be subject to prepayment without penalty at the option of the issuer.

     While the majority of the Tax Free Fund's investments will consist of tax-exempt notes and bonds, the Tax Free Fund may also invest in lease obligations or installment purchase contract obligations, which are instruments supported by lease payments made by a municipality ("municipal lease obligations"). Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing. Some municipal lease obligations may be, and could become, illiquid.

     Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes;
(2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

     For information concerning the risks and ratings of tax-exempt bonds, see "Debt Securities Ratings" in the Statement of Additional Information.

     While the Tax Free Fund intends to invest substantially all of its assets in tax-exempt debt obligations, under normal market conditions up to 10% of the Tax Free Fund's total assets may temporarily be held in cash or invested in short-term taxable securities. Taxable temporary investments of the Tax Free Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Tax Free Fund invests in temporary investments, the income on which is subject to regular Federal income taxes or state personal income taxes, or both, the Tax Free Fund may not at such times be in a position to achieve its investment objective.


     The Tax Free Fund will not generally trade in securities for short term profits but, when circumstances warrant, securities may be purchased and sold without regard to length of time held. The Sub-Adviser anticipates that the Tax Free Fund's annual portfolio turnover rate may exceed 50% but generally will not exceed 100%. A high portfolio turnover rate in any year will increase brokerage commissions which are borne directly by the Tax Free Fund and could result in a high amount of realized investment gain subject to the payment of tax by shareholders. Any realized net short term investment gain will be taxed to shareholders as ordinary income. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.


  RISK FACTORS

     There are risks in any investment program, and there is no assurance that the Tax Free Fund will achieve its investment objective. Tax-exempt securities are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt bond market and other market factors. The net asset value of a share of the Tax Free Fund will increase or decrease as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

INVESTORS TRUST VALUE FUND


     The investment objective of Investors TrustSM Value Fund (the "Value Fund") is to provide long term growth of capital and an above-average level of dividend income by investing in equity securities. This investment objective is a fundamental policy and cannot be changed without shareholder approval. Except as expressly provided in this Prospectus and the Statement of Additional Information, the other investment policies of the Value Fund are not fundamental and may be changed without such approval.

     The Value Fund invests primarily in equity securities, including common stock, preferred stock, warrants and "investment grade" securities convertible into common stock. Under normal market conditions, the Value Fund's sub-adviser, Duff & Phelps Investment Management Co. (the "Sub-Adviser") will seek to invest substantially all of the Value Fund's assets in a diversified portfolio of equity securities. It is a fundamental policy of the Value Fund under normal market conditions to invest at least 65% of its total assets in such equity securities. The Value Fund will attempt to generate relatively high levels of dividend income and provide the potential for capital appreciation. The Value Fund seeks to provide a higher total return than that of the Standard & Poor's 500 Stock Index. No assurance can be given that the Value Fund will achieve its objective.

     In seeking an above-average level of dividend income, the Value Fund will invest primarily in companies with established operating histories, potential for dividend growth and low price-to-earnings ratios relative to the Standard & Poor's 500 Stock Index. The Value Fund's investments will tend to be in issuers with medium to large capitalizations, although the Value Fund is not limited by issuer size in selecting equity securities for investment. It is anticipated that a majority of the equity securities in which the Value Fund invests will be listed on a national securities exchange.

     The Value Fund will generally consider debt securities to be "investment grade" if such securities are rated investment grade by a nationally recognized statistical rating agency (i.e., BBB or better by Standard & Poor's or Baa or better by Moody's Investors Service, Inc.), or if such securities are not so rated but are considered by the Sub-Adviser to be of equivalent investment quality. Bonds rated BBB by Standard & Poor's or Baa by Moody's or unrated securities of comparable investment quality lack outstanding characteristics and in fact have speculative characteristics as well, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. In the event the rating of a security is downgraded, the Sub-Adviser will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. For further information concerning the ratings of debt securities, see the Statement of Additional Information. The mix of convertible and nonconvertible securities in different rating categories varies over time depending on, among other factors, changes in investment strategy.

     It is the Value Fund's policy not to purchase and sell securities with a view toward obtaining short-term profits. The Value Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held. The Sub-Adviser anticipates that the Value Fund's annual portfolio turnover rate may exceed 50% but generally will not exceed 100%. A high portfolio turnover rate in any year will increase brokerage commissions paid and could result in a high amount of realized investment gain subject to the payment of tax by shareholders. Any realized net short term investment gain will be taxed to shareholders as ordinary income. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

  RISK FACTORS

     As a mutual fund investing primarily in equity securities, the Value Fund is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The net asset value of a share of the Value Fund will increase or decrease as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

INVESTORS TRUST GROWTH FUND


     The investment objective of Investors TrustSM Growth Fund (the "Growth Fund") is to provide long term growth of capital. This investment objective is a fundamental policy and cannot be changed without shareholder approval. Except as expressly provided in the Prospectus and the Statement of Additional Information, the other investment policies of the Growth Fund are not fundamental and may be changed without such approval.


     The Growth Fund will seek to achieve its investment objective by investing substantially all of its assets in common stocks under normal market conditions. However, a portion of the Growth Fund's assets may be held from time to time in other equity securities including preferred stock and warrants. The Growth Fund intends to invest in securities of companies which, in the opinion of the Growth Fund's sub-adviser, have above average prospects for growth. No assurance can be given that the Growth Fund will achieve its objective. The Growth Fund may also invest less than 5% of its total assets in equity securities convertible into common stocks.


     In seeking long term growth of capital, the Growth Fund will invest primarily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term. Consequently, the Growth Fund's sub-adviser, Value Line, Inc. (the "Sub-Adviser") seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments may also be made in securities of companies which the Sub-Adviser believes are selling below their intrinsic values or in securities of cyclical companies which the Sub-Adviser believes are at a low point in their cycles. It is anticipated that the Growth Fund will have a higher level of price volatility than the Standard & Poor's 500 Stock Index. The Growth Fund's investments will tend to be in issuers with small to medium capitalizations, although the Growth Fund is not limited by issuer size in selecting equity securities for investment. The Sub-Adviser considers issuers with small to medium capitalization to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger, more established companies or than the market as a whole. It is anticipated that a majority of the equity securities in which the Growth Fund invests will be listed on a national securities exchange.


     In selecting securities for purchase or sale, the Sub-Adviser will rely on the Value Line Ranking System for Timeliness which has evolved after many years of research and has been used in substantially its present form since 1965. The Value Line Ranking System is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviate from estimated earnings. The Rankings are published weekly in The Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the Rankings compare the Sub-Adviser's estimate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The Value Line Rankings are updated weekly to reflect the most recent information. The Value Line Rankings do not eliminate market risk, but the Sub-Adviser believes that they provide objective standards for determining whether the market is undervaluing or overvaluing a particular security. The Growth Fund will usually invest in securities ranked 1 or 2, although it may invest in securities ranked 3 if the Sub-Adviser believes such securities are appropriate for the Growth Fund. Reliance on the Rankings is no assurance that the Growth Fund will perform more favorably than the market in general over any particular period.

     The Growth Fund may trade in securities for short-term profits in order to achieve its objective. The Sub-Adviser anticipates that the Growth Fund's annual portfolio turnover rate may exceed 100% but generally will not exceed 200%. A high portfolio turnover rate in any year will increase brokerage commissions paid and could result in high amount of realized investment gain subject to the payment of tax by shareholders. Any realized net short term investment gain will be taxed to shareholders as ordinary income. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

  RISK FACTORS

     As a mutual fund investing primarily in equity securities, the Growth Fund is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The net asset value of a share of the Growth Fund will increase or decrease as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

FURTHER INFORMATION CONCERNING THE FUNDS' INVESTMENT PRACTICES

  U.S. GOVERNMENT SECURITIES.

     Under normal market conditions, the Government Fund intends to invest at least 65% of the value of its total assets in U.S. Government Securities. The Adjustable Rate Fund will invest at least 50% of its total assets in U.S. Government Securities and may also hold short-term U.S. government cash reserves (money market securities maturing in one year or less) if its sub-adviser believes such holdings are advisable to facilitate the Adjustable Rate Fund's cash flow needs (e.g., redemptions and expenses) or for temporary defensive purposes. Each of the other Funds may hold U.S. Government Securities for temporary defensive purposes.


     The U.S. Government Securities which the Funds may purchase include but are not limited to (1) U.S. Treasury obligations: Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years); and (2) obligations issued, guaranteed or otherwise backed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association ("GNMA"), the General Services Administration and Federal Maritime Administration), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Housing Administration ("FHA"), and the U.S. Postal Service); the U.S. Treasury has discretionary authority to provide financial assistance to such entities, however, it is not obligated to do so by law and may take steps to restrict or eliminate such support in the future; or (c) the credit of the agency or instrumentality (such as obligations of the Federal Home Loan Bank and Federal Farm Credit System). As described below, under certain conditions, mortgage securities may also be U.S. Government Securities.



     U.S. Government Securities of the type to be included in the Funds' portfolios have historically involved little risk of loss of principal if held to maturity. However, the prices of such securities are inversely affected by changes in interest rate levels. A decrease in rates generally produces an increase in the value of a Fund's investments while an increase in rates generally reduces the value of these investments.


  MORTGAGE SECURITIES.


     Both the Adjustable Rate Fund and the Government Fund are authorized to make substantial investments in mortgage securities. A mortgage security is an interest in a pool of mortgage loans. With the requisite degree of government backing, a mortgage security may constitute a U.S. Government Security. The primary issuers of mortgage securities that constitute U.S. Government Securities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. While the mortgage securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, their close relationship with the U.S. Government makes them high quality securities with minimal credit risk.

     The Adjustable Rate and Government Funds may purchase mortgage securities issued by private issuers. Privately issued mortgage securities may take a form similar to mortgage securities issued or guaranteed by GNMA, FNMA or FHLMC. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers purchased by the Adjustable Rate Fund must be rated at least A by Standard & Poor's, Moody's or Fitch or, if unrated, be judged by the Adjustable Rate Fund's sub-adviser to be of equivalent quality. Securities issued by private issuers purchased by the Government Fund must be rated AAA by Standard & Poor's. Such rating may be based, in part, on certain types of credit enhancements issued in respect of such securities. Such credit enhancements may include insurance policies, bank letters of credit, or guaranties by third parties. Certain private issuers of mortgage securities may be considered investment companies under the Investment Company Act of 1940. In such event, the Adjustable Rate and Government Funds may be restricted from investing in the securities of such issuers.

     Investments by the Adjustable Rate or Government Fund in mortgage-backed securities may have maturities shorter than anticipated if the underlying mortgages are prepaid. This prepayment feature will make such mortgage-backed securities less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. At the time principal payments or prepayments are received, prevailing interest rates may be higher or lower than the current yield of that Fund's portfolio. As a result, GNMA certificates and other mortgage-backed securities will have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Adjustable Rate or Government Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayment of principal by mortgagors (which may be made at any time without penalty) may result in some loss of that Fund's principal investment to the extent of the premium paid.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates or other mortgage-backed security. However, statistics published by FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. Therefore, it is customary to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     The coupon rate of interest on GNMA certificates is lower than the interest rate paid on the mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA certificates. First, GNMA certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.

     Some mortgage securities are called "pass-through certificates" because a pro rata share of interest (less GNMA, FHLMC or FNMA fees and any applicable loan servicing fees) as well as scheduled and unscheduled principal payments on the underlying mortgage pool are passed through each month to the owner of the security (e.g., the Adjustable Rate and Government Funds).

     The Adjustable Rate and Government Funds may also invest in Collateralized Mortgage Obligations (CMOs), which are another type of debt obligation fully collateralized by a portfolio of mortgages or mortgage-related securities. Typically, CMOs are collateralized by mortgage securities guaranteed or issued by GNMA, FNMA or FHLMC. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, however certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Adjustable Rate or Government Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The Adjustable Rate and Government Funds may invest in Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed or otherwise backed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government, its agencies or instrumentalities. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

     The Adjustable Rate and Government Funds may also invest in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities are expected to be acutely sensitive to fluctuations in interest rates which, in turn, affect prepayment rates on the mortgages underlying stripped securities. The Adjustable Rate and Government Funds will invest principally in IO securities for the purpose of reducing, or hedging against, the decline in principal value of mortgage securities which may occur as a result of increasing interest and prepayment rates.

     The Adjustable Rate and Government Funds may invest in mortgage securities and other instruments that are "inverse floating obligations." The interest rates on these instruments typically decline as market interest rates increase, and increase as market rates decline. Such instruments have the effect of providing the opportunity for incremental returns, because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of conventional securities.

  FORWARD ROLL TRANSACTIONS.

     In order to enhance current income, the Adjustable Rate Fund and the Government Fund may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Adjustable Rate or Government Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but with different prepayment histories than those sold. The Adjustable Rate or Government Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The value of securities sold by the Adjustable Rate or Government Fund in forward roll transactions may decline below the repurchase price of the corresponding similar securities. At the time the Adjustable Rate or Government Fund enters into a forward roll transaction, it will place in an account with the Custodian cash, U.S. Government Securities or high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

  REPURCHASE AGREEMENTS.

     Each of the Funds may enter into repurchase agreements in order to generate additional income. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at the cost plus interest within a specified time (normally one day). Except as further provided, each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest. With respect to repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard & Poor's, the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. In the event of default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund's right to such a liquidation could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. In addition, if the Seller becomes involved and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in Bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures, including the monitoring by a Fund's sub-adviser of the creditworthiness of broker-dealers or the financial institutions engaging in repurchase agreements with such Fund. A Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of such Fund. In addition, not more than one-third of the current market value of a Fund's total assets shall constitute secured "loans" by such Fund under repurchase agreements.

  BORROWING.

     Each of the Funds may borrow for temporary purposes in an aggregate amount of up to 10% of its total assets. As a non-fundamental policy, a Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding. Such borrowing may be made by obtaining a loan from a bank or by entering into a reverse purchase agreement with a bank or broker-dealer. Reverse repurchase agreements involve the sale of a security held by a Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. A Fund will use the proceeds of a reverse repurchase agreement to purchase securities or to honor redemption requests made of such Fund. The use of reverse repurchase agreements to purchase portfolio securities involves the borrowing of money to purchase securities and entails additional risks such as the incurrence of interest expenses and fluctuation of the Fund's net asset value. There is no guarantee that the securities purchased will maintain a value equal to or greater than the amount borrowed to purchase them. The technique of leveraging the value of portfolio securities for the purpose of purchasing additional portfolio securities is speculative. A Fund may not enter into reverse repurchase agreements with broker-dealers if its obligations under such agreements would exceed 5% of the current market value of its total assets.

  OPTIONS.

     Each of the Funds may write (i.e., sell) options to increase the return of the Fund's portfolio and to hedge against a decline in the market value of the underlying securities held by the Fund to the extent of the premium income received. A covered call option ("call") is an option to purchase underlying securities which the Fund either owns or has the right to acquire, or for which the Fund maintains a segregated account with its Custodian of cash, cash equivalents or U.S. Government Securities having a value sufficient to meet its obligations under the call. By writing a covered call option a Fund might lose the potential for gain on the underlying security while the option is open. When a Fund writes a "secured" put option ("put"), it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at a specified price ("exercise price") at any time during the option period. A put is "secured" if the Fund maintains with the Custodian cash, cash equivalents, or U.S. Government Securities having a value equal to the exercise price or holds a put on the same underlying security at an equal or greater exercise price. The Funds will write only covered call options and secured put options. Neither the Government Fund nor the Tax Free Fund will write puts if more than 50% of such Fund's total assets would be needed to cover its obligations in connection therewith, and neither Fund will write calls if more than 100% of its total assets would be needed to cover its obligations in connection with such calls. The Adjustable Rate Fund, the Value Fund, and the Growth Fund will not write puts if more than 25% of its total assets would be needed to cover its obligations in connection therewith, and will not write calls if more than 25% of such Fund's total assets would be needed to cover its obligations in connection with such calls.

     The Funds may also purchase calls and puts to effect a "closing purchase transaction" or a straddle. See "Additional Information Concerning Certain Investment Techniques -- Options" in the Statement of Additional Information. By purchasing a call, a Fund pays a premium for the right to buy the underlying security at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any call or put purchased by a Fund is not exercised or sold, it will become worthless on its expiration date. A Fund will not purchase puts or calls if more than 5% of its total assets would be invested in premiums on puts or calls.

     The Funds may write or purchase options on securities held in their portfolios. The Funds will write and purchase only exchange-traded options. A Fund's option positions may be closed only in a secondary market for options written or purchased by the Fund. Each Fund's sub-adviser will consider the liquidity of the secondary market in writing or purchasing options for the Fund, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. A Fund could be unable to control losses by closing the position where a liquid secondary market does not exist.

  FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS.

     Each of the Funds may purchase and sell futures contracts, subject to certain limitations. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts.

     Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

     Positions in interest rate futures may be closed out by an offsetting transaction only on an exchange which provides a secondary market for such futures. A Fund will enter into a futures position only if there appears to be a liquid secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist at a specific time.

     Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the transaction. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the debt securities which are the subject of the transaction. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities. Transactions in options on futures contracts involve similar risks.

     Each of the Funds also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract, at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option.

     Options on futures contracts do not require the purchaser to enter into the futures contract, but rather grant the purchaser the right to do so. Thus, the risk of loss to the purchaser of an option is limited to the premium paid for the option.

     The success of a Fund's transactions in futures contracts and options thereon is dependent upon its sub-adviser's ability to predict fluctuations in interest rates and the price of futures contracts and options thereon. A Fund may suffer losses on futures contracts or options thereon, as well as on the underlying securities. There is no limit to the potential exposure of a Fund from investments in futures contracts. There can be no assurance that a Fund's transactions in futures contracts and options thereon will be successful.

     Each Fund's use of financial futures and options thereon will in all cases be consistent with the applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Funds, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of a Fund's portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

  SECURITIES LENDING.

     Each of the Funds may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Fund, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trust's Board of Trustees. A Fund will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Fund's total assets. A Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. A Fund also continues to receive interest or dividends on the securities lent. However, the amounts received by a Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

     The primary risk in lending securities is that the borrower may become insolvent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

  TEMPORARY INVESTMENTS.


     Each of the Funds may hold up to 100% of its assets in cash or short-term, high-grade debt securities for temporary defensive purposes if, in the opinion of its sub-adviser, unusual market conditions warrant such a position. The Government Fund will invest in highly liquid instruments, including commercial paper, having a rating from Standard & Poor's of A-1 or A-1+. The types of short-term instruments in which the other Funds may invest for such purposes include short-term money market securities such as repurchase agreements and U.S. Government Securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by Standard & Poor's or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by Standard & Poor's or Moody's). See the Statement of Additional Information.


  RULE 144A SECURITIES.

     Each of the Funds may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities to certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

  INVESTMENTS IN FOREIGN COMPANIES.

     The Adjustable Rate Fund, the Value Fund, and the Growth Fund may each invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts ("ADRs") which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Funds will not make investments in foreign securities other than through ADRs.

     When investing in ADRs, a Fund assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

  OTHER INVESTMENT TECHNIQUES.

     Each of the Funds may engage in when issued and delayed delivery transactions, short sales against the box, lending of portfolio securities, and payment of premiums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Fund's net assets would be at risk (except that the Adjustable Rate Fund may invest up to 25% of its assets in securities on a "when-issued," delayed delivery or forward commitment basis). For further information on these investment techniques, see the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     In seeking to reduce investment risk, the Funds operate under certain investment restrictions. Certain of the restrictions have been designated as fundamental and are set forth in the first paragraph under each Fund's heading below. These restrictions may not be changed except by a vote of the shareholders of the particular Fund. Each of the Fund's remaining restrictions and policies are subject to change by the Trustees. For further information on the following policies and the Funds' other investment restrictions, including more detailed information regarding which restrictions have been designated as fundamental and which ones are nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

  ADJUSTABLE RATE FUND.

     The Adjustable Rate Fund may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Adjustable Rate Fund's total assets being invested in any one issuer (excluding securities issued or guaranteed by U.S. Government, its agencies and instrumentalities); or
(b) the Adjustable Rate Fund's owning more than 10% of the outstanding voting securities of an issuer (excluding securities issued or guaranteed by U.S. Government, its agencies and instrumentalities).

     The Adjustable Rate Fund may not: (a) invest more than 15% of its net assets in illiquid securities, including certain IOs and POs and securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs; (c) borrow in excess of 10% of the value of its total assets (through reverse repurchase agreements, forward rolls or otherwise) and then only as a temporary measure or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities.

  GOVERNMENT FUND.

     The Government Fund may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Government Fund's total assets being invested in any one issuer; or (b) more than 25% of its assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Government Fund may not: (a) purchase more than 10% of any class of securities of any one issuer (except U.S. Government Securities); (b) purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization or acquisition of assets;
(c) invest in or retain the securities of any issuer, if, to the knowledge of the Government Fund officers and trustees of Investors Trust who individually own in excess of 1/2 of 1% of the issuer's securities, own more than 5% of such securities in the aggregate.

  TAX FREE FUND.

     The Tax Free Fund may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Tax Free Fund's total assets being invested in any one issuer; (b) the Tax Free Fund's owning more than 10% of any class of securities of an issuer; or (c) more than 5% of the Tax Free Fund's total assets being invested in securities of issuers (including predecessors) with less than three years continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or fully collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Tax Free Fund may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (c) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities.

  VALUE FUND.

     The Value Fund may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Value Fund's total assets being invested in any one issuer; (b) the Value Fund's owning more than 5% of the outstanding voting securities of an issuer; (c) more than 5% of the Value Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's; (d) more than 5% of the Value Fund's total assets being invested in warrants of all types, or more than 2% of the Value Fund's total assets being invested in warrants other than warrants attached to the other securities; or (e) more than 20% of the Value Fund's total assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Value Fund may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs;
(c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities.

  GROWTH FUND.

     The Growth Fund may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Growth Fund's total assets being invested in any one issuer; (b) the Growth Fund's owning more than 10% of the outstanding voting securities of an issuer; (c) more than 5% of the Growth Fund's total assets being invested in securities of issuers (including predecessors) with less than three years continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's; (d) more than 5% of the Growth Fund's total assets being invested in warrants of all types, or more than 2% of the Growth Fund's total assets being invested in warrants other than warrants attached to other securities; or (e) more than 25% of the Growth Fund's total assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Growth Fund may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs;
(c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities.

                             HOW TO PURCHASE SHARES


     Shares of each of the Funds are distributed by GNA Distributors, Inc. (the "Distributor") through its affiliate, GNA Securities, Inc. ("GNA Securities"), and other authorized broker/dealers and financial institutions (collectively, GNA Securities and such other firms are referred to herein as "Authorized Firms") which have entered into sales agreements with the Distributor. State Street Bank and Trust Company, through its affiliate National Financial Data

Services, P.O. Box 419031, Kansas City, MO 64141-6031, acts as the Funds' transfer agent and shareholder servicing agent ("Transfer Agent").

     Accompanying this Prospectus is an account application to purchase shares. Your initial investment must be at least $500, or $100 if the purchase is for an Individual Retirement Account ("IRA"). All subsequent investments must be at least $50. The minimum initial investment amount is waived for systematic investment plan accounts. See "Shareholder Programs and Services."

     Initial purchases should be made with the assistance of a sales representative from GNA Securities or another Authorized Firm (a "Sales Representative"). Subsequent investments may be made with a Sales Representative or mailed directly to the Transfer Agent. When making subsequent investments directly to the Transfer Agent, please make your check payable to the appropriate Investors Trust Fund and include your account number on the check.

     Initial or subsequent purchase payments can also be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your Sales Representative or call (800) 433-0684 for further instructions. Your financial institution may charge a fee for wiring funds to your account.

     Your purchase order will be processed at the net asset value next determined with respect to the Class of shares being purchased after your purchase order (or your wire, if applicable) has been received and accepted by the Funds' Transfer Agent. See "Net Asset Value." If you purchase shares through a Sales Representative, your Authorized Firm will be responsible for transmitting your order promptly to the Transfer Agent. Consult your Sales Representative for further information regarding the transmission. You begin to earn income as of the first business day following the day the Transfer Agent has received payment for your order. Orders will be accepted only upon receipt by the Transfer Agent of all documentation required to be submitted in connection with such order.

     When you purchase shares of a Fund by personal check, certified check, or cashier's check, the Fund reserves the right to hold payment on redemptions until it is reasonably satisfied that the investment has been collected (which can take up to 15 days). If you anticipate the need for more immediate access to your investment you should purchase shares by Federal Funds wire, as described above.

     For specific information on the various ways to purchase shares, see "Shareholder Programs and Services." Each of the Funds reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order.

MULTIPLE CLASS SYSTEM

  GENERAL

     The Multiple Class System permits you to choose the class of shares that you believe to be the most advantageous for you, given the amount of your purchase, the length of time you anticipate holding the shares and other factors. You will be able to determine whether in your particular circumstances it is more advantageous to incur an initial sales charge and be subject to lower ongoing charges or to have your entire initial purchase price invested in the Fund with the investment being subject thereafter to higher ongoing distribution fees for the first eight years that such shares are held.

     As described in greater detail below, Authorized Firms are paid differing amounts of commission and other compensation depending on which class of shares they sell.

     The major differences between the two classes of shares are as follows:

                                               CLASS A                                   CLASS B
                               ----------------------------------------  ----------------------------------------

Sales Charges                  Initial sales charge at time of           CDSC of 5% to 1% applies to any shares
                               investment of up to 4.5% depending on     redeemed within first five years
                               amount of investment*                     following their purchase; no CDSC after
                                                                         five years

Distribution Fee               None                                      0.75% for first eight years; Class B
                                                                         shares convert automatically to Class A
                                                                         shares after eight years

Service Fee                    Up to 0.25% each year                     Up to 0.25% each year

Initial Commission Received    Above described initial sales charge      4%
  by Authorized Firm           less 0.25% retained by Distributor**

------------

    *Class A share purchases of $1 million or more are not subject to an initial sales charge but are subject to a 1% contingent deferred sales charge if such shares are redeemed within one year of the purchase.

   **On any sale of Class A shares to an investor in the amount of $1 million or more, the Distributor will pay the Authorized Firm a commission equal to 1% of the amount of the sale that is less than $2.5 million, .50% of the amount of the sale that equals or exceeds $2.5 million but is less than $5 million, and .25% of the amount of the sale that equals or exceeds $5 million.

     In deciding which class of shares to purchase, you should consider the amount of the investment, the length of time the investment is expected to be held, the initial or contingent deferred sales charges and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested. Class B shareholders pay no initial sales charge. For Class B shareholders, therefore, the entire purchase amount is immediately invested in the applicable Fund, but a contingent deferred sales charge of up to 5.0% may apply to shares redeemed within five years of purchase.

     If you qualify for a reduced initial sales charge for the purchase of Class A shares, you might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B shares. All purchases of $250,000 or more must be made in Class A shares.

     Class A and Class B shares are assessed an annual service fee of up to 0.25% of daily net assets for as long as the shares are held. Class B shares are also assessed an annual distribution fee of 0.75% of daily net assets, but automatically convert into Class A shares at the end of eight years following the date of purchase.

     The service fee is paid to Authorized Firms (see "Distribution Plan" below). The distribution fee is retained by the Distributor to reimburse expenses it incurs in connection with the distribution of the Class B shares, including commissions paid to Authorized Firms. In addition, the Distributor may, at its expense, provide additional cash and noncash incentives to Authorized Firms that sell shares. In certain cases, such incentives may be extended only to those Authorized Firms who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups.

CLASS A SHARES -- INITIAL SALES CHARGES

  SALES CHARGES

     The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is received, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the Authorized Firm responsible for the sale.

                                                      SALES CHARGE       SALES CHARGE       AUTHORIZED
                                                        PAID BY            PAID BY        FIRM CONCESSION
                                                    INVESTOR AS % OF   INVESTOR AS % OF       AS % OF
      DOLLAR AMOUNT OF PURCHASE TRANSACTION          PURCHASE PRICE    NET ASSET VALUE    PURCHASE PRICE
--------------------------------------------------  ----------------   ----------------   ---------------
Less than $50,000                                          4.50%              4.71%                4.25%
$50,000 or above but less than $100,000                    4.25%              4.44%                4.00%
$100,000 or above but less than $250,000                   3.75%              3.90%                3.50%
$250,000 or above but less than $500,000                   2.50%              2.56%                2.25%
$500,000 or above but less than $1 million                 2.00%              2.04%                1.75%
$1 million or above                                        0.00%              0.00%          up to 1.00%*

------------

    *On any sale of Class A shares to an investor in the amount of $1 million or more, the Distributor will pay the Authorized Firm a commission equal to 1% of the amount of the sale that is less than $2.5 million, .50% of the amount of the sale that equals or exceeds $2.5 million but is less than $5 million and .25% of the amount of the sale that equals or exceeds $5 million.

  REDUCED SALES CHARGES

     The reduced sales charges described above are applicable to Class A share purchases of all Investors Trust Funds made at any one time or as described below under "Letter of Intent" and "Right of Accumulation," by any "person," as defined in Appendix A.

  LETTER OF INTENT

     You may provide a Letter of Intent and qualify for a reduced sales charge on purchases of $50,000 or more of Class A shares of any of the Funds within a 13-month period. Additional information on a Letter of Intent is available from Authorized Firms, or from the Distributor, and also appears in Appendix A.

  RIGHT OF ACCUMULATION

     You may purchase Class A shares of any one or more of the Funds at reduced sales charges pursuant to a Right of Accumulation. Under a Right of Accumulation, the sales charge is determined by combining the current purchase amount with the value of shares of any the Funds already held by you and certain related parties at the time of purchase. See Appendix A for details.

  OTHER PROGRAMS

     No sales charge is imposed in connection with the sale of Class A shares to: (A) the Adviser or any affiliate thereof; (B) officers, directors, trustees, employees and sales representatives (and their respective spouses, children under age 21, parents and beneficial accounts) of the Funds, the Distributor, the Adviser, the applicable Sub-Adviser, the Transfer Agent, the Custodian and any affiliate of such firms; or (C) officers, directors, employees and sales representatives (and their respective spouses, children under age 21 and beneficial accounts) of Authorized Firms or financial institutions having an arrangement with an Authorized Firm or the Distributor with respect to the sale of the Funds' shares. This privilege terminates with respect to future purchases for any individual or firm which no longer meets these criteria.

     Class A shares of the Funds may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members, customers or participants, except that such privilege shall not be available to any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Information on such arrangements and further conditions and limitations is available from the Distributor.

CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGES

  CONTINGENT DEFERRED SALES CHARGES

     The public offering price of Class B shares is the net asset value per share next determined after the purchase order is received. No sales charge is imposed at the time of purchase; thus the applicable Fund will receive the full amount of the investor's purchase payment. However, a contingent deferred sales charge is imposed upon redemptions of Class B shares as described below. Investments in Class B shares of $250,000 or more per purchase will not be accepted. Because of the reduced sales charges available on such purchases, Class A shares must be purchased instead.

     Class B shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) shares held more than five years or (3) capital appreciation of shares redeemed. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                                    CONTINGENT DEFERRED SALES CHARGE
                                                                           AS A PERCENTAGE OF
REDEMPTION DURING                                                    NET ASSET VALUE AT REDEMPTION
---------------------------------------------------------------     --------------------------------
1st Year Since Purchase........................................                      5%
2nd Year Since Purchase........................................                      4
3rd Year Since Purchase........................................                      3
4th Year Since Purchase........................................                      2
5th Year Since Purchase........................................                      1
6th Year Since Purchase and Thereafter.........................                   None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of shares representing reinvestment of dividends and capital gains distributions and then of the remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on shares of a Fund acquired through an exchange from another Investors Trust Fund shall include the holding period of the shares from which such shares were exchanged. Class B shares acquired through an exchange from another Investors Trust Fund being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the shares from which they were exchanged. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor, to reimburse it for the 4% commission paid to Authorized Firms at the time of a sale of Class B shares.

  CONTINGENT DEFERRED SALES CHARGE WAIVERS

     The Contingent Deferred Sales Charge will be waived for a total or partial redemption made due to the death or subsequent disability (caused by injury or the sudden onset of a life threatening illness) of a sole individual shareholder (but not for shares held in "family," "living" or other trusts) and for redemptions representing a minimum required distribution from an IRA processed under the systematic withdrawal plan. The Contingent Deferred Sales Charge will also be waived in connection with certain redemptions from the Government Fund made under the Systematic Withdrawal Plan. See "Shareholder Programs and Services -- Systematic Withdrawal Plan."

     In addition, the contingent deferred sales charge does not apply to exchanges or transfers to other Investors Trust Funds. However, if you exchange your Class B shares of a Fund for shares of the GE Money Market Fund, as described below, the holding period of shares acquired through the exchange will be "tolled" for purposes of calculating any contingent deferred sales charge, that is, the contingent deferred sales charge will stop declining during the period your investment is in the GE Money Market Fund. If you choose to redeem shares of the GE Money Market Fund acquired by exchanging from Class B shares, such shares will be subject to a contingent deferred sales charge imposed by the Fund at the time of such redemption at the same level as was in effect at the time of the original exchange into the GE Money Market Fund. See "Shareholder Programs and Services -- Exchange Privilege."

  CONVERSION OF CLASS B SHARES TO CLASS A SHARES

     Your Class B shares, including a pro rata portion of the shares received as dividends or distributions with respect to such shares, will automatically convert into Class A shares of the same Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. Holding periods of shares of an Investors Trust Fund that are exchanged for Class B shares of another Investors Trust Fund will be counted toward the eight-year period. Holding periods of shares of the GE Money Market Fund will not be counted toward the eight-year period.

                       SHAREHOLDER PROGRAMS AND SERVICES

  CHOICE OF DISTRIBUTIONS

     Distributions from your account in a particular Fund will automatically be reinvested in additional shares of that Fund unless you indicate on your account application that you would prefer to reinvest in an account in the same class of another Investors Trust Fund or receive your distributions in cash (either directly, to a special payee, or deposited into a pre-authorized bank account). If you elect to receive dividends or distributions in cash, you may elect one of two options: (1) reinvest long-term capital gains and receive all other distributions in cash, or (2) receive all distributions in cash. New shares will be purchased based on their net asset value as of the close of business on the day of the distribution. You may change your distribution option by writing to the Fund or calling (800) 433-0684 for instructions. A change may take up to 15 days to become effective.


  TAX-DEFERRED RETIREMENT PLANS. (ALL FUNDS EXCEPT THE TAX FREE FUND)


     You may establish an account in any Fund (other than the Tax Free Fund) as an Individual Retirement Account. IRA accounts let you save for retirement and shelter your investment income from current taxes. In addition, such Funds are eligible investment vehicles for a Simplified Employer Pension Plan ("SEP"), if your employer has established such a plan. You should consult your tax adviser to determine if you qualify to deduct all or part of your

IRA contribution for purposes of your federal and state income tax returns. See your Sales Representative or call (800) 656-6626 and select option 2 for more information regarding IRA accounts.

     Fund shares may also be purchased as an investment for other qualified retirement plans in which you participate, such as profit-sharing and money purchase plans, 401(k) programs, 403(b) plans and others. You should consult your plan administrator before investing.

     SYSTEMATIC INVESTMENT AND WITHDRAWAL PLANS. To elect either the Systematic Investment Plan or the Systematic Withdrawal Plan, ask your Sales
Representative, or call (800) 656-6626 and select option 2, for instructions.


A. The Systematic Investment Plan allows you to automatically add to your account on a periodic basis in a minimum amount of at least $50 per month. Funds will be drawn the 3rd and/or 18th day (or next business day) of each month by the Transfer Agent from a checking account designated by you and invested in Fund shares of the designated class at the net asset value next determined. If no date is specified, the 3rd day will be used as the date for the Systematic Investment Plan. A sales charge may apply to purchases of Class A shares pursuant to the Systematic Investment Plan.



B. The Systematic Withdrawal Plan allows you to receive cash payments from the Fund on a regular basis. You may establish a Systematic Withdrawal Plan at any time if your account has a balance of $10,000 or more. Pursuant to a special arrangement under the Systematic Withdrawal Plan, shareholders of the Government Fund who purchased their shares prior to March 1, 1996 may elect to continue to receive monthly cash payments with respect to their investment at the rate of 5.1 cents per share for Class B shares, or 5.62 cents per share for Class A shares, even though this exceeds the Government Fund's current distribution rate, without incurring any contingent deferred sales charge on the amount which is in excess of the current dividend. This will require that the shareholder elect to have all dividends reinvested and that a systematic withdrawal plan be established in the amount specified herein. Any contingent deferred sales charge that would otherwise be assessed on any such withdrawal will be waived. A contingent deferred sales charge may apply to other withdrawals of Class B shares pursuant to the Systematic Withdrawal Plan. See "Contingent Deferred Sales Charges."


     AUTOBUY AND AUTOSELL. To elect either the Autobuy or Autosell option, call
(800) 656-6626 and select option 2, for instructions.


A. Autobuy: The Autobuy option allows you to purchase shares by moving money directly from your checking account to an Investors Trust Fund. If you have established the Autobuy option, you may purchase additional shares in an existing account by calling the Transfer Agent at (800) 433-0684 and instructing the Transfer Agent as to the dollar amount you wish to invest. A minimum investment of $50 is required for each Autobuy transaction. The investment automatically will be processed through the Automated Clearing House (ACH) system. There is no fee for this option other than the regular sales charges, if any, which apply. If you previously established banking information with us, you may initiate an Autobuy transaction over the telephone; otherwise, send a signature guaranteed letter or Shareholder Privilege Form, along with a voided check, to the Transfer agent. If your request is received after 2:30 p.m. Central Time, your transaction may be processed the next business day. Although your shares will be purchased as soon as your transaction is processed, you will not begin earning dividends until your shares are paid for, which can be as much as 3 or 4 days later for ACH transfers.


B. Autosell: The Autosell option allows you to redeem shares from your Investors Trust accounts and have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares in an existing account by calling the Transfer Agent at (800) 433-0684 and instructing the Transfer Agent as to the dollar amount or number of shares you wish to redeem. A minimum of $50 is required for each Autosell transaction. The proceeds automatically will be sent to your bank through the Automated Clearing House (ACH) system. There is no fee for this option other than the regular sales charges, if any, which apply. If you previously established banking information with us, you may initiate an Autosell transaction over the telephone (if your request is received after 2:30 p.m. Central Time, your transaction may be processed the next business day); otherwise, send a signature guaranteed letter or Shareholder Privilege Form, along with a voided check, to the Transfer Agent.

     PAYROLL DEDUCTIONS. If your employer allows for automatic payroll deductions, you may invest in the Investors Trust funds using our payroll deduction feature. To start investing in the Investors Trust Funds by payroll deductions, call (800) 656-6626 and select option 2, to request a Payroll Deduction Authorization Form.

     STATEMENTS, REPORTS AND CERTIFICATES. You will receive a statement of account each time shares are purchased or redeemed and a quarterly statement showing the activity in your account with respect to each of the Funds owned by you.

     In the interest of economy and convenience, physical certificates representing a Fund's shares will not be issued unless specifically requested by you in writing.

EXCHANGE PRIVILEGE

     You may exchange your shares of any Fund for shares of a corresponding class of shares, when available, of any of the other Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. You may also exchange your shares of any of the Funds for shares of the GE Money Market Fund at any time on the basis of the relative net asset values of the shares to be exchanged, subject to compliance with applicable securities laws. GE Money Market Fund is a no-load money market fund and a series of GE Funds, an open-end management investment company managed by GE Investment Management Incorporated, an affiliate of the Adviser. GE Money Market Fund presently offers a single class of shares. Shares of GE Money Market Fund which are acquired as a result of such an exchange may, in turn, be exchanged back into shares of the same class of the Fund that you held originally or shares of a corresponding class of any Investors Trust Fund. For more complete information about the GE Money Market Fund, including charges and expenses, obtain a prospectus by calling
(800) 433-0684. Read it carefully before you invest or exercise your exchange privilege.


     Upon an exchange into the GE Money Market Fund you will be provided with a Prospectus for that fund. In an exchange, shares will not be subject to any contingent deferred sales charge that might otherwise be due upon the redemption of such shares. The holding period of shares acquired through an exchange shall include the holding period of the shares from which such shares were exchanged. If you exchange your Class B shares of a Fund for shares of the GE Money Market Fund, the holding period of shares acquired through the exchange will be "tolled" for purposes of calculating any contingent deferred sales charge, that is, the contingent deferred sales charge will stop declining during the period your investment is in the GE Money Market Fund. With respect to shares of the GE Money Market Fund acquired by exchanging Class B shares of a Fund, if such shares are subsequently exchanged back into Class B shares of such Fund or Class B shares of any of the other Funds, the holding period of the Class B shares acquired through such exchange will include the holding period of Class B shares of the Fund owned prior to the exchange into GE Money Market Fund. The holding period of the Class B shares of a Fund acquired through such exchange will not, however, include the holding period of shares of the GE Money Market Fund.


     If you choose to redeem shares of the GE Money Market Fund acquired by exchanging from Class B shares of any of the Funds, such shares will be subject to a contingent deferred sales charge imposed by such Fund at the time of such redemption. Such contingent deferred sales charge will be calculated based on the length of the holding period of Class B shares of such Fund prior to the exchange into the GE Money Market Fund.

     Unless you have declined exchange privileges on your account application, each Fund automatically permits exchanges by telephone request from either you or your Authorized Firm. The toll-free number for exchanges is (800) 433-0684. Telephone exchange instructions will be accepted between 9:00 a.m. and 6:00 p.m., eastern time, on any day the New York Stock Exchange is open. It may be difficult to implement your exchange privilege by telephone during periods of drastic economic or market changes. If you are unable to reach the Funds by telephone, you may implement similar procedures by sending a written request to the Transfer Agent. The Funds will employ reasonable procedures to attempt to confirm that instructions communicated by telephone are genuine, and if the Fund does not, it may be liable for any losses due to unauthorized or fraudulent instructions. See "How to Redeem Shares."

     A pattern of frequent exchanges may be deemed to be contrary to the best interests of the Funds' other shareholders and a Fund may, in its discretion, limit or otherwise restrict the number of times an investor may exercise the exchange privilege. Any such restriction will be made by such Fund on a prospective basis only, upon notice to the investor.

     Shares may be exchanged by telephone only if the registration of the two accounts is the same. All exchanges must meet the minimum investment amount requirements. See "How to Purchase Shares."

     The exchange privilege may be exercised only in those states where shares of the relevant Fund or the GE Money Market Fund, as the case may be, may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days' prior notice if required under applicable regulations. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     Your exchange order will be processed at the net asset value next determined after your exchange order has been received and accepted by the Fund's Transfer Agent. For further information regarding the exchange privilege, call (800) 656-6626 and select option 2.

                              HOW TO REDEEM SHARES

     You may redeem all or a portion of your shares in a Fund on any day on which that Fund's net asset value is calculated. Your shares will be redeemed at the net asset value next determined after the Transfer Agent has received and accepted your redemption request. See "Net Asset Value."

     To redeem your shares by mail, send a written redemption request to the Transfer Agent at P.O. Box 419031, Kansas City, Missouri 64141-6031 specifying the Fund's name and share class, the number of shares or the dollar amount to be redeemed, your account number, and the additional requirements listed below that apply to your particular account. If you own more than one class of shares and do not specify which class to redeem, Class B shares will be redeemed. You should also specify whether you wish to have the proceeds sent to the account registration address or to your pre-authorized account if you have established this option. If you request: (i) a redemption of more than $50,000; (ii) a redemption of any amount to be sent to an address other than that on record with the Fund; or (iii) a redemption payable other than as your account is registered, you (all owners) must have your signature guaranteed. A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request; it may not be provided by a notary public. The following institutions should be able to provide you with a signature guarantee: a commercial bank, trust company or savings association insured by the FDIC; a broker/dealer; or a credit union. If you hold certificates representing your shares, such certificates must be properly executed and returned to the Transfer Agent before your redemption request will be accepted.


     The Funds automatically permit limited redemptions by telephone request up to $25,000 ("Quick Cash"). These proceeds will only be mailed to your address of record payable exactly as registered. You may also select an optional feature on your account application which permits unlimited redemptions by telephone request ("Telephone Redemption"). If you elect this privilege after your account is established, a signature guarantee is required from all registered owners. To redeem by telephone, call (800) 433-0684 and specify the name of the Fund and share class, the number of shares or the dollar amount to be redeemed, your name and your account number. Quick Cash and Telephone Redemption instructions will be accepted between 9:00 a.m. and 6:00 p.m., eastern time, on any day the New York Stock Exchange is open. Following an address change, a 15 day hold will be placed on the account prior to the processing of any redemptions. It may be difficult to implement Quick Cash or Telephone Redemptions during periods of drastic economic or market changes. If you are unable to reach the Fund by telephone, or have changed your address in the last 15 days you may implement similar procedures by sending a written request to the Transfer Agent (signature guarantee required). If you hold certificates representing your shares, you are not eligible to redeem by telephone. The Fund will employ reasonable procedures, as described below, to attempt to confirm that instructions communicated by telephone are genuine, and if the Fund does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Specifically, the Fund requires that the person initiating the call identify the account registration and tax identification number of the account from which shares are to be redeemed or exchanged. In addition, the Fund records all telephone calls and provides written confirmation of such transactions. The Fund and its agents will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.



     The Transfer Agent will normally send the redemption proceeds, less any applicable contingent deferred sales charge, on the first business day following receipt of your redemption request. You may request that your redemption proceeds be sent automatically to your bank account. Requests made over the telephone must be to pre-authorized accounts set up under the Telephone Redemption privilege. Amounts for wire transfer must be at least $1,000 and a $10 wire fee will be deducted from your redemption proceeds. Written requests for wire transfer must be signature guaranteed if a pre-authorized account was not previously established. Redemption requests can also be sent for any amount of $50 or more to a pre-authorized account via ACH ("Automated Clearing House"). This transaction is free of charge but will take at least 3 business days to complete. Redemption requests cannot be sent via ACH unless the bank account was designated prior to the time of the request. If making immediate payment could adversely affect a Fund, it may take up to seven days to pay you. The Funds cannot suspend the right of redemption for more than seven days except when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action.


     If any portion of the shares to be redeemed represents an investment made by personal check, certified or cashier's check, the Funds reserve the right to hold payment on such redemption until it is reasonably satisfied that the investment has been collected (which could take up to 15 days). If you anticipate the need for more immediate access to your investment, you should purchase shares by Federal Funds wire.

     If you want to keep your account open, please leave at least $250 in it. Otherwise, the applicable Fund may close it and mail you the proceeds at the address it has in its records. The Fund will give you 60 days' written notice that your account will be closed unless you make an additional investment to increase your account balance to the $250 minimum. Please note that your shares will be redeemed at the net asset value on the day your account is closed. Your account will not be involuntarily redeemed if a systematic investment plan is in effect or its balance falls below $250 because of a change in a Fund's net asset value.

     For additional information on the variety of ways to redeem shares, see "Shareholder Programs and Services."

     REINSTATEMENT PRIVILEGE. If you make a partial or complete redemption of shares of any class of a Fund, you may reinvest all or part of the redemption proceeds in shares of the same class of any of the Funds and receive a pro rata credit for any contingent deferred sales charges paid, provided such reinstatement is effected within 90 days after the redemption. Such reinstatement will be made at the net asset value next determined after receipt of the reinstatement order.

     You may exercise this privilege only once. If you realized a gain on the redemption, the transaction is taxable and reinstatement will not alter any capital gains tax payable. If there has been a loss on the redemption, under certain circumstances (when your reinvestment is within 30 days of your redemption) the loss may be disallowed as a tax deduction to the extent of the amount reinvested. Consult your tax adviser for information on the consequences of exercising your reinvestment privilege.

     For purposes of determining the amount of any contingent deferred sales charges payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected).

                                NET ASSET VALUE

     The net asset value ("NAV") of a share of a Fund is determined based upon the aggregate value of the Fund's assets, less expenses, and is calculated by the Fund's Custodian as of 4:00 p.m. eastern time, Monday through Friday, exclusive of national business holidays during which the New York Stock Exchange is closed. Assets held by the Funds are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available (including most tax-exempt debt obligations), the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. U.S. Government Securities and asset-backed securities are valued primarily based on market quotations provided by recognized dealers of such securities. Certain short-term obligations are valued at amortized cost which approximates market value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  ADJUSTABLE RATE FUND

     Dividends from net investment income will be declared daily and paid monthly.

  GOVERNMENT FUND AND TAX FREE FUND ONLY

     The Government Fund and Tax Free Fund will each declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly distribution payments that might result if such Fund declared dividends in the exact amount of its daily net investment income.

     It is possible, however, as a result of this policy that total distributions in a year could exceed the total of the Government Fund's or the Tax Free Fund's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Fund could be a "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Fund. If distributions are received in additional shares rather than cash, the capital "returned" would be automatically reinvested and the shareholder's total cost basis in the Fund would remain the same.

     Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, these distributions may be subject to state and local income taxes. Shareholders in the Tax Free Fund that are taxable entities or persons will be subject to federal income tax on capital gain distributions from the Tax Free Fund and on any other dividends they receive from the Tax Free Fund that are not exempt-interest dividends.


  VALUE FUND

     Dividends from net investment income will be declared and paid quarterly.

  GROWTH FUND

     Dividends from net investment income will be declared and paid annually.


     Each of the Funds intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each of the Funds will not be liable for federal income taxes to the extent its investment company taxable income and net capital gain are distributed to its shareholders, provided that at least 90% of its net investment income and net short-term capital gain for the taxable year are distributed.


     Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. The Funds intend to make such additional distributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

     Distributions of net investment income and net short-term capital gain are taxable as ordinary income to shareholders. Distributions of net capital gain are taxable to shareholders as long-term capital gain, provided that the Fund properly designates such distributions as capital gain dividends, regardless of the length of time the shares of the Fund have been held by such shareholders. Dividends of the Adjustable Rate Fund, the Government Fund and the Tax Free Fund will generally not be eligible for the 70% corporate dividends-received deduction. Whether you take dividends and distributions in cash or reinvest them in additional shares, they will be taxable as described above.

     Gains or losses realized upon redemption of your shares are taxable as short or long-term capital gains or losses, depending upon the length of time which you have held your shares. Any loss realized upon a disposition of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received during such period.

     Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by January 31. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by a Fund that represent interest derived from U.S. Government Securities are exempt from any applicable state or local income taxes.

     Each of the Funds is required to withhold and remit to the U.S. Treasury a portion of the dividends and proceeds of redemptions paid with respect to any shareholder who fails to furnish the applicable Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Fund that he/she is not subject to withholding. An individual's taxpayer identification number is his/her social security number.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. You are urged to consult your own tax adviser regarding taxes, including state and local taxes, applicable to distributions and redemptions by any of the Funds.

                            PERFORMANCE INFORMATION

YIELD

     From time to time each of the Funds may advertise the 30-day yields of its Class A and Class B shares. The yield of a Fund is calculated separately for each class of shares and refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the net asset value per share of the Fund on the last day of the period. The result is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage.


     The Tax Free Fund may also utilize tax equivalent yields with adjustments for assumed income tax rates. Tax equivalent yield is calculated by determining the pre-tax yield which, when subject to taxation at a stated rate, would be equivalent to a stated yield calculated as described above.


     Each of the Funds may quote its yields in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and the Fund's expenses, any given yield quotation should not be considered representative of the Fund's yields for any future period. Investors reviewing yield comparisons of each of the Fund should also bear in mind that their net asset value will increase or decrease, depending upon market conditions, and could be more or less than on investors cost. Current yield and price quotations for any of the Funds may be obtained by calling toll free at (800) 433-0684.

TOTAL RETURN

     Each of the Funds may advertise "average annual total return" over various periods of time separately for each class of shares. Such total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares, assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund, and reflect any initial or contingent deferred sales charge imposed at the end of the measuring period. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

     Each of the Funds may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions but not necessarily reflecting any initial or contingent deferred sales charge imposed at the end of the period). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions).

     Additional performance information is contained in each Fund's annual report which may be obtained, without charge, by contacting the Fund at (800) 656-6626 and selecting option 2. See "Performance Information" in the Statement of Additional Information.

PERIODICALS AND INDICES

     In advertisements or in reports to shareholders, each of the Funds may compare the performance of its Class A and Class B shares to that of other mutual funds with similar investment objectives and to other relevant indices. For example, a Fund may compare its performance to appropriate peer group rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds; or, as appropriate to a government bond index; to an equity index; to an adjustable rate mortgage index; to a municipal bond index; or to the Consumer Price Index.

                      THE TRUST, THE FUNDS AND MANAGEMENT

     Each of the Funds is a series of Investors Trust, an open-end diversified management investment company established as a Massachusetts business trust on November 11, 1986. Overall responsibility for management and supervision of the Funds rests with the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Funds, including agreements with the Funds' investment advisers, custodians, transfer agents and distributors.

     Each of the Funds has the ability to issue multiple classes of shares representing interests in the applicable investment portfolio. Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of each Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and nonassessable. The Trustees have currently authorized shares of the Funds to be issued in two classes: Class A and Class B shares, but have reserved the right to authorize shares of other classes to be issued in the future.

     Each share of each class of shares in each Fund represents an identical legal interest in the same portfolio of investments of that Fund, has the same rights and is identical in all respects, except that Class B shares bear the expenses of the contingent deferred sales charge arrangement (distribution fees) and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares of each Fund are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     The Trust is not required to hold annual shareholder meetings and, at this time, does not intend to do so. However, special meetings may be called for any of the Funds or the Trust as a whole for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract.


     GNA Capital Management, Inc., (the "Adviser") is the investment adviser of the Funds and is a wholly-owned subsidiary of GNA Corporation having its principal business at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101. As the Funds' adviser, the Adviser shall manage, supervise and conduct the affairs of each of the Funds, including the selection of a sub-adviser to furnish an investment program for each Fund as described below. GNA Corporation also is the parent company of GNA Securities, Inc., which is an Authorized Firm for sales of the Funds' shares, and GNA Distributors Inc., which acts as the Fund's Distributor. GNA Corporation is a direct subsidiary of General Electric Capital Corporation. The officers of the Adviser manage the investments of 10 affiliated companies, General Electric Capital Assurance Company, Great Northern Insured Annuity Corporation, GE Capital Life Assurance Company of New York, Federal Home Life Insurance Company, The Harvest Life Insurance Company, PHF Life Insurance Company, The Life Insurance Company of Virginia, First Colony Life Insurance

Company, Jamestown Life Insurance Company, and American Mayflower Life Insurance Company of New York which had combined assets of approximately $44 billion as of December 31, 1996.


SUB-ADVISERS

  ADJUSTABLE RATE FUND


     The Adjustable Rate Fund's sub-adviser, Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Adjustable Rate Fund under a sub-advisory contract with the Adviser dated July 15, 1993. Standish acted as investment adviser for total assets in excess of $30.6 billion as of December 31, 1996. As portfolio manager, Standish is responsible for the actual investment management of the Adjustable Rate Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser periodically reviews the investment activities of, and the Adviser has the right to terminate the sub-advisory contract upon 60 days written notice to Standish.



     Overall portfolio management strategy for the Adjustable Rate Fund is determined by Standish under the supervision and direction of Dolores S. Driscoll, a Managing Director of Standish. Ms. Driscoll has been employed by Standish since 1974. Ms. Driscoll previously worked as a bond manager for Davis
L. Babson, Inc. Ms. Driscoll holds a B.A. degree in Mathematics from Indiana University and an M.B.A. degree in Finance from Boston University and is a Chartered Financial Analyst.



     The Adviser receives an investment advisory fee, payable monthly, based upon the Adjustable Rate Fund's average daily net assets, equal to an annual rate of .40% of average daily net assets. Until the Adjustable Rate Fund grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than the amounts of "Other Expenses" indicated under the caption "Summary of Fund Expenses -- Annual Fund Operating Expenses" on page 3 of this Prospectus. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual operating expenses of the Class B Shares not to exceed 1.70% of the Adjustable Rate Fund's average daily net asset value through the fiscal year ending October 31, 1997. A comparable reimbursement will also be made with respect to the Class A Shares. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.


     For its services under the sub-advisory contract, Standish receives from the Adviser a fee, payable monthly, based upon the Adjustable Rate Fund's average daily net assets equal to an annual rate of .20% of the Adjustable Rate Fund's average daily net assets.


     For the fiscal year ended October 31, 1996 the Adjustable Rate Fund paid the Adviser $29,290 or .40% of the average daily net assets of the Fund.


  GOVERNMENT FUND


     The Government Fund's Sub-Adviser, BlackRock Financial Management, Inc. ("BlackRock"), 345 Park Avenue, New York, New York 10154, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Government Fund under a sub-advisory contract with the Adviser dated April 1, 1995. BlackRock is a wholly-owned subsidiary of PNC Asset Management Group, Inc., an indirect subsidiary of PNC Bank Corp., a bank holding company organized under the laws of the Commonwealth of Pennsylvania. BlackRock acted as investment adviser for total assets in excess of $43 billion as of December 31, 1996. As portfolio manager, BlackRock is responsible for the actual investment management of the Government Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of BlackRock, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to BlackRock. Prior to April 1, 1995, Weiss, Peck & Greer Advisers, Inc. served as the Fund's sub-adviser.


     Overall portfolio management strategy for the Government Fund is determined by a team composed of individuals who are officers of BlackRock. Keith Anderson, a Managing Director of BlackRock, and Andrew J. Phillips, a Principal of BlackRock, are the members of this team who have primary responsibility for the day-to-day management of the Government Fund. Mr. Anderson has served as the Fund's portfolio co-manager since April 1, 1995. Mr. Phillips has been portfolio co-manager of the Fund since June 18, 1996.



     Mr. Anderson is co-head of BlackRock's Portfolio Management Group and is a member of its Management Committee. Mr. Anderson previously served as a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson holds a B.S. degree in Economics and Finance from Nichols College and an M.B.A. degree from Rice University. Mr. Phillips is a member of Black Rock's Investment Strategy Group and has been with the firm since 1991. He earned as B.S. from Cornell University and an M.B.A. from the Johnson School of Cornell University.


     The Adviser receives an investment advisory fee, payable monthly, based upon the Government Fund's average daily net assets, equal to an annual rate of
 .65% of the first $500 million, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $250 million and .45% of average daily net assets over $1.5 billion.

     For its services under the sub-advisory contract, BlackRock receives from the Adviser a fee, payable monthly, based upon the Government Fund's average daily net assets equal to an annual rate of .15% of the first $500 million, .10% of the next $250 million, .05% of the next $500 million and .04% of average daily net assets over $1.25 billion.


     For the fiscal year ended October 31, 1996 the Government Fund paid the Adviser $5,871,824 or .62% of the average daily net assets of the Government Fund.


  TAX FREE FUND


     The Tax Free Fund's sub-adviser, Brown Brothers Harriman & Co. ("Brown Brothers"), 59 Wall Street, New York, New York 10005, has been retained by the Adviser to act as portfolio manager of the Tax Free Fund under a sub-advisory contract with the Adviser dated July 15, 1993. Brown Brothers managed total assets in excess of $25 billion as of December 31, 1996. As portfolio manager, Brown Brothers is responsible for the actual investment management of the Tax Free Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Brown Brothers, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Brown Brothers.


     Overall portfolio management strategy for the Tax Free Fund is determined by Brown Brothers. Barbara A. Brinkley, a Manager of Brown Brothers and a member of its U.S. Bond Policy Group and its Fixed Income Credit Committee, serves as the portfolio manager. Ms. Brinkley has been employed by the sub-adviser since 1976. Throughout her career with Brown Brothers, and during her previous four years with American Re-Insurance Company, Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley is a member and former chairman of the Municipal Analysts Group of New York, and is a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. degree from Smith College.

     The Adviser receives an investment advisory fee, payable monthly, based upon the Tax Free Fund's average daily net assets, equal to an annual rate of
 .60% of the first $20 million, .50% of the next $80 million and .45% of average daily net assets in excess of $100 million. Until the Tax Free Fund grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than the amounts of "Other Expenses" indicated under the caption "Summary of Fund Expenses -- Annual Fund Operating Expenses" on page 4 of this Prospectus. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annualized operating expenses of the Class B Shares not to exceed 1.90% of the Tax Free Fund's average daily net asset value through the fiscal year ending October 31, 1997. A comparable reimbursement will also be made with respect to the Class A Shares. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.


     For its services under the sub-advisory contract, Brown Brothers receives from the Adviser a fee, payable monthly, based upon the Tax Free Fund's average daily net assets equal to an annual rate of .30% of the first $20 million, .20% of the next $80 million and .15% of average daily net assets in excess of $100 million.


     For the fiscal year ended October 31, 1996 the Tax Free Fund paid the Adviser $144,121 or .58% of the average daily net assets of the Tax Free Fund. The Advisory Fee and Other Expenses paid by the Tax Free Fund were reimbursed back to the Tax Free Fund by the Adviser pursuant to the expense reimbursement provisions discussed above.


  VALUE FUND


     The Value Fund's sub-adviser, Duff & Phelps Investment Management Co. ("Duff & Phelps"), Suite 3800, 55 East Monroe Street, Chicago, Illinois 60603, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Value Fund under a sub-advisory contract with Adviser dated November 1, 1995. Duff & Phelps acted as investment adviser for total assets of $36 billion as of December 31, 1996. Duff & Phelps is a wholly owned subsidiary of Phoenix Duff & Phelps Corporation, which is itself a majority owned subsidiary of Phoenix Home Life Mutual Insurance Company. As portfolio manager, Duff & Phelps is responsible for the actual investment management of the Value Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Duff & Phelps, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Duff & Phelps.



     Overall portfolio management and strategy for the Value Fund is under the supervision and direction of Jeff Simmons, Vice President of Duff & Phelps. Mr. Simmons has been employed by Duff & Phelps since 1989 and has worked on the Value Fund since its inception in 1993. Mr. Simmons worked as a financial analyst at the Northern Trust Bank in Chicago, prior to joining Duff & Phelps. Mr. Simmons is a Chartered Financial Analyst (CFA) and holds a B.S. degree from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business. He is a member of the Investment Analyst Society of Chicago.


     The Adviser receives an investment advisory fee, payable monthly, based upon the Value Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million of average daily net assets and .70% of average daily net assets in excess of $100 million. Until the Value Fund grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than the amounts of "Other Expenses" indicated under the caption "Summary of Fund Expenses -- Annual Fund Operating Expenses" on page 4 of this Prospectus. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual operating expenses of the Class B Shares not to exceed 2.10% of the

Value Fund's average daily net asset value through the fiscal year ending October 31, 1997. A comparable reimbursement will also be made with respect to the Class A Shares. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.


     For its services under the sub-advisory contract, the Duff & Phelps receives from the Adviser a fee, payable monthly, based upon the Value Fund's average daily net assets equal to an annual rate of .30% of the first $100 million of average daily net assets, and .20% of average daily net assets in excess of $100 million.


     For the fiscal year ended October 31, 1996 the Value Fund paid the Adviser $219,848 or .80% of the average daily net assets of the Value Fund.


  GROWTH FUND


     The Growth Fund's sub-adviser, Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Growth Fund under a sub-advisory contract with Adviser dated August 20, 1993. Value Line managed total assets of approximately $5.7 billion as of December 31, 1996. As portfolio manager, Value Line is responsible for the actual investment management of the Growth Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Value Line, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Value Line.


     Overall portfolio management strategy for the Growth Fund is determined by committee. No person is primarily responsible for making recommendations to the committee.


     The Adviser receives an investment advisory fee, payable monthly, based upon the Growth Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million of average daily net assets and .70% of average daily net assets in excess of $100 million. Until the Growth Fund grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than the amounts of "Other Expenses" indicated under the caption "Summary of Fund Expenses -- Annual Fund Operating Expenses" on page 4 of this Prospectus. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annualized operating expenses of the Class B Shares not to exceed 2.10% of the Growth Fund's average daily net asset value through the fiscal year ending October 31, 1997. A comparable reimbursement will also be made with respect to the Class A Shares. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.



     For its services under the sub-advisory contract, Value Line receives from the Adviser a fee, payable monthly, based upon the Growth Fund's average daily net assets equal to an annual rate of .30% of the first $100 million of average daily net assets, and .20% of average daily net assets in excess of $100 million.



     For the fiscal year ended October 31, 1996, the Growth Fund paid the Adviser $226,411 or .80% of the average daily net assets of the Growth Fund.


                               DISTRIBUTION PLAN

     The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows each of the Funds to reimburse the Distributor for services the Distributor provides and expenses it bears associated with the distribution of a Fund's shares or the servicing of a Fund's shares. These expenses include, to the extent incurred, commissions and fees paid to Authorized Firms that have entered into agreements with the Distributor, advertising costs, the cost of printing and mailing prospectuses and reports to potential investors, interest, carrying charges and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including employee, lease, utility, equipment, communications and sales promotion expenses.

     Under the provisions of the Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

                                      SHAREHOLDER
                                       SERVICING     DISTRIBUTION
CLASS                                     FEE            FEE
---------------------------------     ------------   ------------
A................................     up to 0.25%            None
B................................     up to 0.25%            0.75%

     When expenses of the Distributor cannot be identified as relating to a specific Investors Trust Fund, the Distributor allocates expenses among all the Funds in a manner deemed fair and equitable to each Fund.


     In the event the Distributor is not fully reimbursed for distribution expenses incurred in any fiscal year of a Fund with respect to Class B shares, the Distributor shall be entitled to carry forward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% annual maximum expenditure allowed by the Fund's Plan in addition to the .25% service fee. For example, if the Distributor incurred distribution expenses of $4,000,000 with respect to Class B shares of a Fund and received reimbursement of $1,000,000 (through payment of the Rule 12b-1 fee and the receipt of contingent deferred sales charges), the amount of expenses carried forward would be $3,000,000. The Trustees or a majority of the shareholders of any class of a Fund have the right, however, to terminate the Plan with respect to any class and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or non-continuance. The total amount of carryover expenses with respect to Class B shares outstanding for each of the Funds as of October 31, 1996 for which the Distributor intends to seek repayment, are as follows:
Adjustable Rate Fund: $0; Government Fund: $27 million; Growth Fund: $730,091; Tax Free Fund: $357,069; Value Fund: $778,494. The aggregate of all payments to the Distributor shall not exceed at any time the aggregate of all expenses incurred by the Distributor that are related to sales and shareholder servicing.


     To Authorized Firms selling Class B shares of a Fund and providing shareholder support services to such Shareholders pursuant to a Selling Agreement, the Distributor will pay a commission and a shareholder servicing fee. The commission is equal to four percent of the aggregate net asset value of Class B shares of the Fund sold by the Authorized Firm. A quarterly shareholder servicing fee for all Authorized Firms (including GNA Securities) that have entered into agreements with the Distributor will be paid. Each Fund pays the Distributor a fee equal to the actual cost of the shareholder servicing fees but in no event to exceed .25% of the average daily net assets of the Fund with respect to such class.

     In connection with shares of all classes of all Funds sold on or after March 1, 1995, the quarterly shareholder servicing fee for such shares will be calculated and paid at the annual rate of .25% of the average daily net asset value of any such shares that have been outstanding for a period of one calendar year or more from the time they were sold.

     In connection with shares of all classes of all Funds sold prior to March 1, 1995, the quarterly shareholder servicing fee for such shares will be calculated at the annual rate of .25% of the aggregate net asset value of shares of all classes of all Investors Trust Funds sold by the Authorized Firm prior to March 1, 1995 that remain on the books of the Trust on the last business day of the quarter, if the aggregate net asset value of such shares is greater than $25,000,000, and .10% of the aggregate net asset value of shares of all classes of all Funds sold by the Authorized Firm prior to March 1, 1995 that remain on the books of the Trust on the last business day of the quarter, if the aggregate net asset value of such shares is at least $10,000,000 but not greater than $25,000,000. No shareholder servicing fee is paid with respect to such shares if the aggregate net asset value of such shares is below $10,000,000. In addition, no shareholder servicing fee will be paid to an Authorized Firm with respect to such shares for any quarter in which the Authorized Firm sold shares of Investors Trust Funds having an aggregate net asset value of less than $300,000.

     For purposes of the foregoing, any shares will be deemed to be redeemed on a first-in-first-out basis.

     GNA Securities may utilize office space, personnel, telephone systems equipment, and other services of financial institutions (such as service affiliates of savings and loan associations or commercial banks) in connection with its sale of Fund shares and may reallow a portion of its shareholder servicing fee to such financial institutions for these services. Such "maintenance fee" is paid by GNA Securities to each financial institution that has entered into an agreement with GNA Securities and at which the GNA Securities program has independently satisfied the foregoing conditions. Because certain of such programs at financial institutions individually may not satisfy the foregoing conditions, the aggregate maintenance fee payable by the Distributor to GNA Securities will generally exceed the amount payable by GNA Securities to such financial institutions.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") effectively limits the annual expenditures which any of the Funds may incur under the Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also effectively limits the aggregate amount which each of the Funds may pay for distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges received by the Distributor). This limitation does not apply to shareholder service fees.

     The Glass-Steagall Act prohibits financial institutions (such as savings and loan associations or commercial banks) from being an underwriter or distributor of most securities. However, the Funds have been advised by the Distributor that financial institutions are not prohibited from acting in other capacities for investment companies such as the administrative capacities described above. In the event the Glass-Steagall Act is deemed to prohibit financial institutions from acting in these capacities or should Congress relax current restrictions on financial institutions, the Trust's Board of Trustees will consider appropriate changes in the services, but such changes are not expected to affect the net asset value of any Fund.

     Each of the Funds records all payments made under the Plan as expenses in the calculation of its net investment income. The Funds do not accrue the amount of distribution expenses incurred by the Distributor that may be paid pursuant to the Plan in future periods as a liability, because the Funds believe that the standards for accrual of a liability under generally accepted accounting principles have not been satisfied. Such distribution expenses are recorded as an expense in future periods as they are paid by each Fund.

                             ADDITIONAL INFORMATION

     QUESTIONS ABOUT THE FUNDS. For further information about the Funds, please call (800) 656-6626 and select Option 2.

     TRANSFER AGENT AND CUSTODIAN. State Street Bank and Trust Company acts as transfer agent for the Funds. State Street Bank and Trust Company also holds all cash and securities of each of the Funds, as custodian.


     INDEPENDENT ACCOUNTANTS AND COUNSEL. For the fiscal year of the Funds ending October 31, 1997, Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 will act as the independent accountants for each of the Funds. Messrs. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109 will act as counsel to each of the Funds.

                                   APPENDIX A

     QUANTITY DISCOUNTS. Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments under a Right of Accumulation or a Letter of Intent (even if investors are not currently making an investment of a size that would normally qualify for a quantity discount).

     Investors, or their Authorized Firm must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Authorized Firm or the Distributor.

     1. COMBINATION OF INVESTMENTS. Purchases of Class A Shares of any of the Funds which are made at any one time by "any person" may be combined to receive a quantity discount. The term "any person" is defined as any one of the following:

      -- an individual, their spouse and children under the age of 21, trust or custodial accounts established for any of their sole benefit(s) and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, with any of the foregoing; or

      -- a trustee or other fiduciary purchasing for a single trust estate (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, as amended); or

      -- a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940.

     2. RIGHT OF ACCUMULATION. Under a Right of Accumulation, in determining the sales charge to be paid for a current purchase of Class A Shares, "any person" (as defined above) may combine their current purchase with the current public offering price of Class A Shares of any of the Funds which are owned by such person. If the account an investor is combining for a Right of Accumulation differs from the account into which the investor's current purchase is placed, the investor must indicate to the Transfer Agent the account number (and, if applicable, fund name) of such other account.

     3. LETTER OF INTENT. Purchasers of Class A Shares may qualify immediately for a reduced sales charge by stating their intention to purchase an amount of Class A Shares, during a 13 month period, that would qualify the investor for a reduced sales charge. An investor may do this by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. Class A Shares purchased within such 90 day period under a "Right of Accumulation" described above may be, at the time of the signing of the Letter of Intent, applied towards completion of an investor's Letter of Intent. In addition, if an investor's Authorized Firm and the Distributor agree to refund the appropriate portion of their respective concessions to the Fund, the sales charge on an investor's previous purchases made within 90 days may be adjusted to the reduced sales charge under the Letter of Intent, and the refunded concession will be used to purchase shares of the Fund or Funds at the public offering price next determined after receipt of such funds. Each investment made after signing the Letter of Intent will be entitled to the initial sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the necessary purchases under the Letter of Intent within 13 months from the date of the first purchase included thereunder, the sales charge will be adjusted upward, corresponding to the amount actually purchased.

     When an investor signs a Letter of Intent, Class A Shares of the Funds purchased with a value of 5% of the amount specified in the Letter of Intent will be restricted; that is, these Class A Shares cannot be sold or redeemed until the Letter of Intent is satisfied or the additional sales charges have been paid. If the total purchases made under the Letter of Intent, less redemptions, equal or exceed the amount specified in the Letter of Intent, these Class A

Shares will no longer be restricted. If the total purchases, less redemptions, exceed the amount so specified, and qualify an investor for a further quantity discount, the Distributor and the investor's Authorized Firm will, upon request, remit their respective portions of the sales concession and with that amount, purchase additional Class A Shares of the Fund for the investor's account at the next computed offering price. If an investor does not complete the necessary purchases under the Letter of Intent, the sales charges will be adjusted upward and if, after written notice, the investor does not pay the increased sales charge, sufficient restricted Class A Shares will be redeemed to pay such charge.

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                                  PLEASE PRINT

PERSONAL                          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 [ ] Individual                   OWNER, CUSTODIAN OR TRUSTEE
 [ ] Joint Tenant
 [ ] Estate                       [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 [ ] UGMA/UTMA                    CO-OWNER, MINOR OR TRUST
 [ ] Other ____________________
INSTITUTIONAL                     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 [ ] Corporation                  STREET ADDRESS
 [ ] Partnership
 [ ] Sole Proprietor              [ ][ ][ ][ ][ ][ ][ ] [ ][ ] [ ][ ][ ][ ][ ]
 [ ] Trust ---------------        CITY                   STATE    ZIP CODE
 [ ] Other   DATE OF TRUST
Not for IRA's                     [ ][ ][ ] [ ][ ][ ] [ ][ ][ ][ ]
                                  PHONE NUMBER -- DAY
                                  [ ][ ][ ] [ ][ ][ ] [ ][ ][ ][ ]
                                  PHONE NUMBER -- EVENING

--------------------------------------------------------------------------------
2|                              TAX  IDENTIFICATION
--------------------------------------------------------------------------------

  ________________________ or _________________________  Tax Residency
   SOCIAL SECURITY NUMBER     TAX IDENTIFICATION NUMBER

  [ ] U.S.  [ ] Other ___________________

   [ ] Check here if you are subject to backup withholding.


--------------------------------------------------------------------------------
3|                                  INVESTMENTS
--------------------------------------------------------------------------------

A. Enclosed is my check for $_____________ ($500 minimum, payable to Investors Trust) per Fund or waived if establishing systematic monthly
   investing, see Section 5.     [ ] Class A  or  [ ] Class B


[ ] $_____________ Adjustable Rate Fund      [ ] $______________ Value Fund
[ ] $_____________ Government Fund           [ ] $______________ Growth Fund
[ ] $_____________ Tax Free Fund             [ ] $______________ GE Money Market Fund*

   IF CLASS OF SHARES IS NOT SPECIFIED, CLASS B SHARES WILL BE PURCHASED. ALL PURCHASES OF $250,000 OR MORE MUST BE FOR CLASS A SHARES.

   ---------------
   *GE MONEY MARKET FUND CONSISTS OF A SINGLE CLASS OF SHARES. HOWEVER, SHAREHOLDERS WHO ANTICIPATE EXCHANGING INTO AN INVESTORS TRUST FUND MUST DESIGNATE WHICH CLASS OF SHARES THEY INTEND TO PURCHASE UPON EXCHANGE.

B. I qualify for a reduced sales charge due to the following privilege (Class A only):

   [ ] Net Asset Value (attach signed NAV Account Eligibility Certification
       Statement)

   [ ] New Letter of Intent (if cumulative discount or 90-day backdate privilege is applicable, provide account(s) information below).

   [ ] Cumulative discount with the account(s) listed below.

   [ ] Existing Letter of Intent with account(s) listed below.

   [ ] Amendment to existing Letter of Intent with account(s) listed below.

   ______________________  ___________________________  or [ ] New
   FUND NAME               ACCOUNT NUMBER

   To fulfill my Letter of Intent, I agree to purchase shares over a thirteen-month period in accordance with the provisions in the prospectus. The aggregate amount of purchases I anticipate I will make:

   [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000   [ ] $1,000,000

C. FOR AUTHORIZED FIRM USE ONLY

   Confirmed trade orders:

   _______________________    ________________________    __________________
   CONFIRM NUMBER              NUMBER OF SHARES             TRADE DATE

--------------------------------------------------------------------------------
4|                             DISTRIBUTION  OPTIONS
--------------------------------------------------------------------------------

A.  [ ]   Reinvest all dividends and capital gains into additional shares in this account (at net asset value).
B.  [ ]   Cross-reinvest all distributions into an existing account in a different Investors Trust Fund. (Must be same class of shares.
          Please review the "Shareholder Programs & Services" section of the prospectus for details.)
          From:_______________________   ________________________   or  [ ] New
                FUND NAME                ACCOUNT NUMBER
          To:_________________________   ________________________   or  [ ] New
                FUND NAME                ACCOUNT NUMBER
C.  [ ]   Pay all dividends and reinvest capital gains.
D.  [ ]   Pay all dividends and capital gains.
          IF OPTION C OR D IS CHOSEN, SEND DISTRIBUTIONS TO:
               [ ] ADDRESS OF RECORD.
               [ ] BANK OR SPECIAL PAYEE LISTED IN SECTION 6.

--------------------------------------------------------------------------------
5|                          OPTIONAL  SPECIAL  FEATURES
--------------------------------------------------------------------------------


A.  [ ]   Telephone Redemptions. In addition to the automatic Quick Cash privilege, I authorize redemptions requested by telephone in amounts greater than $25,000, or for redemption proceeds of any amount to be sent to the bank account listed in Section 6.

B.  [ ]   I wish to establish the autobuy/autosell feature (complete Section 6).

C.  [ ]   Systematic Investing.
          Amount $____________, to draft ______________ from bank account in
                  MINIMUM $50            STARTING MONTH
          Section 6, into ________________
                            FUND NAME(S)
          Please debit my account on 3rd [ ] and/or on 18th [ ] day of the period. If no day is selected, 3rd day will be used.
          SEE PAGE 31 FOR DETAILS.

D.  [ ]   Systematic Withdrawal Plans.* I wish to automatically withdraw funds from ________________________
                          FUND NAME(S)
          Amount $____________________ to start _____________________.
                     MINIMUM $50                        MONTH
        [ ] Monthly      [ ] Quarterly      [ ] Semi-annually      [ ] Annually
          I REQUEST WITHDRAWALS BE SENT TO:  [ ] ADDRESS OF RECORD.
                     [ ] BANK OR SPECIAL PAYEE LISTED IN SECTION 6.

E.  [ ]   Systematic Monthly Exchange*. I wish to exchange $________________
          (If elected must be same class of shares.)          MINIMUM $50

          From:_____________________________  ________________________
                FUND NAME                         ACCOUNT NUMBER
          To:_______________________________  ________________________
                FUND NAME                         ACCOUNT NUMBER

F.  [ ]   Decline Telephone Exchange. I do not want telephone exchange privileges.

G.  [ ]   Check Redemption Privilege -- complete signature card in
          Section 10. AVAILABLE ONLY ON GE MONEY MARKET FUND SHARES.


*Accounts must be for the same class of shares and have the same registration.
NOTE: For Systematic Withdrawal Plan's minimum account values, please see the prospectus. Each withdrawal, redemption, or exchange will be processed about the 23rd of the month and mailed as soon as possible thereafter. Systematic Withdrawal Plans from Class B shares may be subject to a CDSC. (Consult prospectus for details.) For additional information on any of the above Special Features, please call 1-800-656-6626 and select option 2.


--------------------------------------------------------------------------------
6|                        OPTIONAL  ALTERNATIVE  PAYEE
--------------------------------------------------------------------------------

Bank account or special payee: (Attach voided check if providing bank account information.)

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
NAME OF BANK OR INDIVIDUAL

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
STREET ADDRESS

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ] [ ][ ] [ ][ ][ ][ ][ ][ ][ ][ ][ ]
CITY                                    STATE   ZIP CODE

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
REFERENCING: NAME(S) ON ACCOUNT

[ ][ ][ ][ ][ ][ ][ ][ ][ ]            [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
ACCOUNT NUMBER                         ABA ROUTING NUMBER (IF BANK)
TYPE OF ACCOUNT: [ ] CHECKING [ ] SAVINGS

--------------------------------------------------------------------------------
7|                                   SIGNATURE
--------------------------------------------------------------------------------

An account may not be established until a properly completed SIGNED application has been received by NFDS (on accounts established via wire, no redemptions from the account will be processed until a signed application has been received). I (we) have full right, authority, and legal capacity and am
(are) of legal age in state of residence to purchase shares of the designated Fund(s). I (we) affirm that I (we) have received the current prospectus of the designated Fund(s) and agree to its terms. I (we) agree that National Financial Data Services (NFDS), the designated Fund(s), Investors Trust, or their officers or employees, will not be liable for any loss, expense or cost for acting upon any instructions, either written or by telephone, or inquiries believed to be genuine. If Section 8 (Authorized Firm only) has been completed, I (we) authorize said Authorized Firm to act on my (our) behalf by telephone instructions.


UNDER PENALTIES OF PERJURY, EACH UNDERSIGNED CERTIFIES THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER GIVEN ABOVE IS CORRECT. IN ADDITION, I (WE) AM (ARE) NOT SUBJECT TO BACKUP WITHHOLDING, EITHER BECAUSE I
(WE) AM (ARE) EXEMPT FROM BACKUP WITHHOLDING OR I (WE) HAVE NOT BEEN NOTIFIED THAT I (WE) AM (ARE) SUBJECT TO BACKUP WITHHOLDING OR THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME (US) THAT I (WE) AM (ARE) NO LONGER SUBJECT TO BACKUP WITHHOLDING.



THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


Sign below exactly as the account is to be registered (when signing on behalf of corporations, etc., indicate titles):

_________________________________________   ___________________________________
INDIVIDUAL OR CUSTODIAN              DATE   JOINT REGISTRANT, IF ANY
_________________________________________   ___________________________________
OFFICER, PARTNER, TRUSTEE, ETC.      DATE   TITLE
_________________________________________   ___________________________________
OFFICER, PARTNER, TRUSTEE, ETC.      DATE   TITLE

IMPORTANT: No investment can be redeemed from an account within 15 days following the date of purchase. This limitation does not apply to investments made by wire transfer from your bank. The Internal Revenue Service requires that all taxpayers provide their Taxpayer Identification Number or Social Security Number in the space provided in Section 2 of the Application and certify to its correctness by signing above. Failure by non-exempt taxpayers to furnish NFDS with their correct Taxpayer Identification Number WILL result in withholding of 31% of all taxable dividends paid to the account and/or withholding on certain other payments to the account (this is referred to as "backup withholding").

--------------------------------------------------------------------------------
8|                       AUTHORIZED  FIRM  INFORMATION
--------------------------------------------------------------------------------

____________________________________   ________________________________________
AUTHORIZED FIRM NAME                   AUTHORIZED FIRM BRANCH NUMBER
_______________________________________________________________________________
AUTHORIZED FIRM BRANCH ADDRESS
_______________________________________________________________________________
CITY                                           STATE                   ZIP CODE
____________________________________    _______________________________________
REPRESENTATIVE'S NAME AND NUMBER        REPRESENTATIVE'S PHONE NUMBER


--------------------------------------------------------------------------------
9|                            FOR  FUND  USE  ONLY
--------------------------------------------------------------------------------

_______________________  __________________  ________________  ________________
ACCOUNT NUMBER           LOI#                CUM DISC #        DEALER #
_______________________  ______________________________________________________
DISTRIBUTION OPTIONS     AMDM     EXEX      PAC/EX     CWR       SWP       DVMO


--------------------------------------------------------------------------------
10|                             SIGNATURE  CARD
--------------------------------------------------------------------------------

             Available only on GE Money Market Fund (See Section 5)

            CO FD                         ACCOUNT NO. _________________________


IMPORTANT: By signing this card the undersigned agree to be subject to the rules on the reverse side.

DATE ___________  Number of signatures required on         PLEASE SIGN BELOW
                  draft checks: one [ ]  two [ ]
                  all [ ]                                  1 __________________

Regardless of number of signatures required,               2 __________________
all shareholders must sign this card.
Signature Guarantee (Required for Existing                 3 __________________
accounts only):
                                                           4 __________________

--------------------------------------------------------------------------------
                                INVESTORS  TRUST
--------------------------------------------------------------------------------

[ ]  Have you completed sections 1, 2, 3, 4, 7 & 8?

[ ] If you have chosen to invest in more than one Fund, are the account registrations and distribution options identical? If not, a separate application will be necessary for each Fund purchased when the account registrations and distribution options are different.

[ ]  For Optional Special features, complete Section 5.

[ ] If distributions are to be made payable to someone other than the registered owner, see Section 6.

[ ]  Have you signed and dated your application?

[ ]  If you are investing by check, is it attached?

SUBMIT YOUR APPLICATION THROUGH YOUR AUTHORIZED FIRM OR MAIL TO:
INVESTORS TRUST C/O NFDS
P.O. BOX 419031
KANSAS CITY, MO 64141-6031


THIS FORM IS NOT TO BE USED TO ESTABLISH AN IRA. CALL 1-800-656-6626 AND SELECT OPTION 2 TO REQUEST AN IRA KIT.


--------------------------------------------------------------------------------

If you have elected the Check Redemption Privilege, this card must be completed. The card is similar to one which must be signed when opening any checking account.

All Joint Tenants named in the Account Registration must sign this card. Names must be signed exactly as they appear in the Account Registration.

All persons authorized to sign for Corporate Accounts, Partnerships, Associations, Trusts or Plans must sign this card.

In signing this card, the signator(s) agree to be subject to the customary rules and regulations governing checking accounts and to the conditions set forth below. If the Check Redemption Privilege is established after the opening of the account or if any change is made in the information on the reverse side, all signatures will have to be guaranteed by a commercial bank, trust company, savings association insured by the FDIC; a broker/dealer; or a Credit Union.

THE PAYMENT OF FUNDS ON THE CONDITIONS SET FORTH BELOW AND ON THE REVERSE SIDE IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON THE REVERSE SIDE. THE PERSON(S) SIGNING THIS FORM AUTHORIZE STATE STREET BANK & TRUST CO. TO HONOR CHECKS DRAWN BY THE SIGNATOR(S) ON THEIR ACCOUNT.

National Financial Data Service (NFDS) is hereby appointed agent by the person(s) signing this card and will cause the GE Money Market Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. Neither the GE Money Market Fund nor NFDS will be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. Shares outstanding in the account for less than 15 days will not be liquidated to pay checks presented unless NFDS is assured that good payment has been collected through normal banking channels. NFDS has the right not to honor checks that are for less than $100 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the GE Money Market Fund as amended from time to time. This agreement may be modified or terminated at any time by the GE Money Market Fund or NFDS upon notification mailed to the shareholder's address of record.


                                                                S02064 (3/97)

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 1997


                                 INVESTORS TRUST
                           consisting of five series,
                      Investors Trust Adjustable Rate Fund
                         Investors Trust Government Fund
                          Investors Trust Tax Free Fund
                           Investors Trust Value Fund
                           Investors Trust Growth Fund



         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus dated March 1, 1997, for Investors Trust Adjustable Rate Fund, Investors Trust Government Fund, Investors Trust Tax Free Fund, Investors Trust Value Fund, and Investors Trust Growth Fund which may be obtained from GNA Distributors, Inc., Two Union Square, 601 Union Street, Suite 5600, Seattle, Washington 98101-2336. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.




-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

THESE SECURITIES ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS


GENERAL INFORMATION........................................................... 1

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES............... 2

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS............................... 8

DEBT SECURITIES RATINGS.......................................................21

INVESTMENT RESTRICTIONS.......................................................25

PORTFOLIO TRANSACTIONS........................................................35

PORTFOLIO TURNOVER............................................................38

HOW TO PURCHASE SHARES........................................................39

HOW TO REDEEM SHARES..........................................................40

WAIVER OF CONTINGENT DEFERRED SALES CHARGE....................................41

NET ASSET VALUE...............................................................41

CERTAIN TAX MATTERS...........................................................42

MANAGEMENT OF THE FUNDS.......................................................46

COMPENSATION OF TRUSTEES......................................................49

THE INVESTMENT ADVISER AND SUB-ADVISERS.......................................51

PERFORMANCE INFORMATION.......................................................56

DISTRIBUTION OF SHARES OF THE FUNDS...........................................60

INDEPENDENT ACCOUNTANTS.......................................................62

CUSTODIAN.....................................................................62

FINANCIAL STATEMENTS..........................................................62

                               GENERAL INFORMATION

         INVESTORS TRUST (the "Trust") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 11, 1986. The Trust currently has five series of shares, Investors Trust Adjustable Rate Fund (the "Adjustable Rate Fund"), Investors Trust Government Fund (the "Government Fund"), Investors Trust Tax Free Fund (the "Tax Free Fund"), Investors Trust Value Fund (the "Value Fund") and Investors Trust Growth Fund (the "Growth Fund"). The Trustees of the Trust have the authority to create additional series.

         The Trust has received an order from the Securities and Exchange Commission (the "SEC") permitting the issuance and sale of multiple classes of shares representing interests in each Fund's investment portfolio. Except for those differences between the classes of shares described below and in the Prospectuses, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and nonassessable. Each of the Funds currently offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either
(i) at the time of the purchase (the "Class A shares"), or (ii) on a deferred basis (the "Class B shares").

         These alternatives permit the purchaser to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the purchaser expects to hold the shares, whether the purchaser wishes to receive dividends in cash or to reinvest them in additional shares of the Funds, and other circumstances.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Funds, has the same rights and is identical in all respects, except that Class B shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which relate to a specific class, pursuant to which its service fee and distribution fee, if any, is paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange and conversion privileges.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not adversely affect the rights of any shareholder. On any matter submitted to the shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund.

         The assets received by the Trust from the sale of any class of shares of a Series or Fund (the terms "Series" and "Fund" are used interchangeably herein), and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account and are to be charged with the expenses in respect of that Fund and the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

         Each share of any class of a Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees have been initially elected by shareholders, the Board of Trustees is a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940, as amended (the "Investment Company Act").

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a trustee.

         Shares have no preemptive or subscription rights and are fully transferable.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         The Funds may buy and sell options, future contracts and options on futures contracts with respect to interest rates, securities and securities indices and use other instruments and techniques as described below under circumstances in which such instruments and techniques are expected by a Fund's Sub-Adviser to aid in achieving the investment objectives of such Fund.

Repurchase Agreements

         Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund and is unrelated to the interest rate on the security. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of investment policy, the Funds will not enter into repurchase agreements of more than one week's duration if, as a result, such agreements (together with any other securities which are not readily marketable) would exceed 10% of the Fund's net assets.

         Under the Investment Company Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Each Fund's Sub-Adviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In addition, not more than one-third of the current market value of a Fund's total assets shall constitute secured "loans" by such Fund under repurchase agreements. Each Fund will maintain a segregated account with its Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

         In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Objective and Policies -- Repurchase Agreements" in each Fund's Prospectus), a Fund also might incur disposition costs in connection with liquidating the securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures, including the monitoring by the Sub-Advisers of the credit-worthiness of broker-dealers or other financial institutions engaging in repurchase agreements with a Fund.

Borrowing

         Each Fund may borrow for temporary purposes in an aggregate amount up to 10% of its total assets. Such borrowings may be made by obtaining a loan from a bank or by entering into a reverse repurchase agreement with a bank or broker dealer. Reverse repurchase agreements involve the sale of a security held by a Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. A Fund may use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         In connection with entering into reverse repurchase agreements, a Fund will create and maintain a segregated account with the Custodian consisting of U.S. Government Securities or cash or cash equivalents of an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale plus accrued interest. A Fund may not enter into reverse repurchase agreements with broker-dealers if its obligations under such agreements would exceed 5% of the market value of its total assets.

Firm Commitment Agreements

         Each Fund may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. A Fund will not enter into such agreements for the purpose of investment leverage.

         Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

         Each Fund may lend its portfolio securities to qualified brokers, dealers or other financial institutions as long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act, or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the "NYSE") which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five (5) business days.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting a security on loan, the loan must be called and the security voted. Should a Fund wish to commence any such activities, such Fund may seek to enter into an agreement with the Custodian which complies with the position of the staff of the SEC.

Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted below, a Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing.

Options

         Each Fund may engage, at such time and from time to time as such Fund's Sub-Adviser shall determine to be appropriate, in the writing of covered call option contracts ("calls"). A covered call is an option to purchase securities which the Fund owns or has the right to acquire or for which the Fund maintains a segregated account with the Custodian of cash, cash equivalents or U.S. Government Securities having a value sufficient to meet its obligations under the call.

         When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually less than nine months) or at the end of the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         When a covered call is written by a Fund, the Fund will make arrangements with the Custodian to segregate the underlying securities or an equivalent value in cash, cash equivalents or U.S. Government Securities until the option is either exercised or has lapsed or the Fund closes out the option as described below.

         A Fund may purchase a call, for example, to effect a "closing purchase transaction," which is the purchase of a call on the same security with the same exercise price and expiration date as the call which it has previously written. When a security on which the Fund has written a call is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out the existing call option contract on that security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option contract is less (or more) than the amount received from the sale thereof.

         A Fund also may purchase and write (i.e., sell) put options ("puts") on securities. A put option is a contract that grants the right to sell at a specified price a specified number of securities by a certain date. A Fund may write puts only if they are secured ("secured"). A put is "secured" if the Fund maintains cash, cash equivalents or securities with a value equal to the exercise price in a segregated account with the Custodian or holds a put on the same underlying security at an equal or greater exercise price.

         The purchase and sale of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. It should be noted that transaction costs relating to options transactions may tend to be higher than the transaction costs with respect to transactions in securities. In addition, if a Fund were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of such Fund could increase.

         Securities for a Fund's portfolio will continue to be bought and sold solely on the basis of appropriateness to fulfill the Fund's investment objective. Option transactions can be used, among other things, to increase the return on portfolio positions.

         A Fund will not write option contracts in an amount such that the income derived from such activity would, in the opinion of the Trust's counsel, disqualify the Trust as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") if such qualification is in the best interests of the Trust's shareholders.

Futures Contracts and Options Thereon

         Each Fund may purchase and sell futures contracts ("futures contracts"). Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. This characteristic makes futures useful for hedging purposes.

         Futures contracts can also be used as a hedge against changes in interest rates. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). If, for example, a Fund holds long-term U.S. Government Securities and such Fund's Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contract would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. If such Fund's Sub-Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

         Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option.

         A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by that Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         A Fund may also purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Fund will make arrangements with the Custodian to segregate cash, cash equivalents or U.S. Government Securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

         A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, the Fund would pay more than the market price for the underlying securities. The net cost to the Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

"Straddle" Transactions

         Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts. A Fund will not purchase calls or puts, in connection with such straddle transactions, if the aggregate premiums paid for such options will exceed 5% of its net assets.

Limitations and Risks Related to Options and Futures Transactions

         The Funds will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, no Fund may establish a position in a futures contract or purchase or sell an option for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums on open positions with respect to futures and options used for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to a Fund.

         Positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its securities and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in each Fund's Prospectus, a Fund may invest in long-term and short-term debt securities. A Fund may invest in cash and short-term securities for temporary, defensive purposes when, in the opinion of such Fund's Sub-Adviser, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds, particularly the Government Fund, the Tax Free Fund and the Adjustable Rate Fund, may invest are described below.

         The Tax Free Fund intends that short-term securities acquired for temporary or defensive purposes will be tax-exempt. However, if suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Tax Free Fund may invest up to 20% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.

         Tax-Exempt Bonds. As used in the Tax Free Fund's Prospectus and this Statement of Additional Information, the term "tax-exempt" obligations refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt bonds include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

         The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

         General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

         Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions and are not absolute standards of quality. Tax-exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Tax Free Fund's tax-exempt bonds in the same manner.

         Refunded Municipal Bonds. Refunded municipal bonds are general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations in an amount adequate to meet all interest and principal payments as such payments become due.

         Mortgage-Backed Securities. Generally, mortgage-backed securities are securities representing interest in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to holders of securities issued by such pools. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to holders of securities issued by such pools. This principal is returned to holders of securities issued by such pools at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association

("Fannie Mae" or FNMA"), the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") and the Federal Housing Administration ("FHA"). FNMA, FHLMC and FHA obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA, FHLMC and FHA securities are supported by the instrumentality's right to borrow from the United States Treasury. U.S. government agency mortgage-backed certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. FHA generally guarantees only the ultimate collection of 99% of the principal of the underlying mortgage loan.

         Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development ("HUD"). The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

         The Ginnie Mae Certificates in which the Funds may invest generally will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

         Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

         Each Fannie Mae Certificate will generally represent a pro-rata interest in one or more pools of FHA Loans or VA Loans of the following types:

(i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and
(vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

         Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

         Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         FHA. FHA was created in 1934 under the Housing Act and incorporated into HUD in 1965. The obligations of FHA are not backed by the full faith and credit of the U.S. Government.

         Project Loans. Project Loan securities are backed by GNMA or FHA insured mortgage loans made by HUD-approved public and private lenders for (i) the construction or substantial rehabilitation of moderate-income multi family housing and retirement centers, (ii) the construction, substantial rehabilitation or refinancing of nursing houses, (iii) the purchase or refinancing of existing multi family projects and (iv) the refinancing of existing HUD-insured mortgages.

         Project loans are generally structured in one of two ways: as Construction Loan Certificates/Permanent Loan Certificates ("CLC/PLCs") or as Permanent Loan Certificates ("PLCs"). Project Loan lenders, subject to HUD guidelines, typically include various prepayment penalties and/or lockout periods that are applicable during the early years of the permanent phase of CLC/PLC loans. The majority of newly issued PLC loans also contain provisions that inhibit prepayment during the earlier years of the loan. Although amortized over a period of 30-40 years, Project loans are typically prepaid after a period of approximately 8 to 12 years.

         Certain Project Loans originated before 1985 contain a provision allowing the investor to "put" the loan to FHA twenty years after origination, Project Loans which are putable prior to November 1995 are putable at par. Project Loans which are putable after November 1995 are putable into an equal amount of "MM Debentures," which are semi-annual pay, interest only, 20-year maturity securities backed by the full faith and credit of the U.S. Government, callable every six months at par.

         In the event of a default on the underlying mortgage, holders of GNMA Project Loans will continue to receive scheduled principal and interest payments until payment of the insurance claim. The final distribution to holders of GNMA Project Loans will include 100% of the outstanding amount of the Project Loan certificate plus accrued interest. In the event of a default on the underlying mortgage, holders of FHA Project Loans will generally receive 99% of the outstanding amount of the Project Loan certificates paid either in cash or MM Debentures.

         Adjustable Rate Mortgages - Interest Rate Indices. The "One Year Treasury Index" is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The "Cost of Funds Index" reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average of prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates because as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

         LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

         Stripped Agency Mortgage-Backed Securities. These are securities representing interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed

Securities may be issued by U.S. Government Agencies or by private issuers similar to those described below with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Accordingly, for example, investing in IOs may offset fluctuations in the value of other mortgage-backed securities which are owned by the Funds. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund which owns them.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         A Fund will generally treat IOs and POs, other than IOs or POs backed by fixed rate mortgages issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, as illiquid securities and, accordingly, limit its investment in such securities, together with all other illiquid securities, to 15% of the Fund's net assets, except that the Government Fund will limit its investment in such securities, together with all other illiquid securities, to 10% of the Government Fund's net assets.

         Inverse Floating Obligations. The Fund may invest in mortgage securities and other instruments that are "inverse floating obligations."

         One such instrument is an inverse floating rate bond, which pays a rate of interest that fluctuates inversely with changes in a floating rate index such as LIBOR. As the index decreases, the formula used to set the interest rate on such a bond results in an increased yield. Conversely, as the index increases, the formula used to set the interest rate on such a bond results in a decreased yield. Although the right of the holder to a return of principal is not affected by changes in interest rates, in a rising interest rate environment repayment of principal will usually be slower than expected due to a decrease in prepayment speeds usually associated with higher interest rates. Under such circumstances, the market value of such instruments can be expected to decline.

         Another such instrument is an "inverse IO," which is created by dividing a fixed-rate bond class into floating and inverse floating components based upon a market interest rate index, such that, at any time, the sum of the interest payments to the two classes is no greater than the coupon on the fixed-rate bond. As the index rises, more interest is required for the floating rate component and therefore less is available to the holder of the inverse floating rate holder. In a rising interest rate environment, the lower coupon payments due to the inverse IO holder may be partially offset by the IO structure of the security. With rising rates, slower prepayments will still enable the inverse IO holder to recognize a decreased coupon on an outstanding balance for a longer period. Unlike an inverse floating rate bond, an inverse IO does not entitle the holder to receive a payment of principal and accordingly may have incremental risk.

         Inverse floating rate obligations generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of conventional securities.

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. All CMOs purchased by the Funds will be either issued by a Government agency or rated in the two highest credit categories by a nationally recognized rating agency.

         U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include such multiclass pass-through securities.

         Privately-Issued Mortgage-Backed Certificates that Represent Interests in U.S. Government Agency Mortgage-Backed Certificates. These are privately-issued mortgage pass-through securities which represent interests in GNMA, FNMA and FHLMC mortgage certificates but are generally divided into several classes in the same manner as CMOs.

         The Government Fund will invest in privately-issued mortgage-backed securities only if they are rated at the time of investment AAA by S&P. Each of the other Funds will invest in privately-issued mortgage-backed securities only if they are rated at the time of investment A or better by S&P or A or better by Moody's. While U.S. Government Securities and U.S. Government Agency Mortgage-Backed Securities are guaranteed, as described above, as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates and other factors.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. However, each Fund's Sub-Adviser will consider such event in its determination of whether such Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Sub-Adviser for each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Highly rated mortgage- and asset-backed securities carry a relatively low risk of default. Like all investors in interest-bearing securities, however, a Fund is exposed to the risk that the prices of individual securities held by it can fluctuate, in some cases significantly, in response to changes in prevailing levels of interest rates. In addition, a Fund could experience a loss on an investment in a Stripped Mortgage-Backed Security held by it if the mortgage loans underlying such security experienced a rapid rate of prepayment.

         Adjustable Rate Securities. Certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

         Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

         Asset-Backed Securities. A Fund may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
See "Types of Credit Support".

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets may be credit card or automobile receivables, home equity loans or other consumer or commercial obligations. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to such payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark change) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: Liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         Automobile Receivable Securities. A Fund may invest in Asset-Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some case, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. A Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than the Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivables Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-Backed Securities, Accounts are unsecured obligations of the cardholder.

         Other Assets. The Sub-Advisers anticipate that Asset-Backed Securities backed by assets other than those described above will be issued in the future. A Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

         There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

         U.S. Government Securities. U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are currently traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest and principal payments on the U.S. Treasury securities underlying STRIPS are direct obligations of the U.S. Government.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A bankers' acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $1 billion. A Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial Paper Ratings. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of a Fund's portfolio holdings by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                             DEBT SECURITIES RATINGS

Standard & Poor's Corporation

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

         MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                              INVESTMENT RESTRICTIONS

Adjustable Rate Fund

         The Trust has adopted the following investment restrictions for the Adjustable Rate Fund. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Adjustable Rate Fund's outstanding shares as defined by the Investment Company Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Adjustable Rate Fund may not:

         1. Purchase more than 10% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

         2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Fund's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Adjustable Rate Fund's total assets shall constitute secured "loans" by the Adjustable Rate Fund under repurchase agreements).

         6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

         9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

         11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         12. Make short sales of securities, unless the Adjustable Rate Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

         13. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

         14. Issue senior securities, as defined in the Investment Company Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

         15. Change the nature of its business so as to cease to be an investment company.

         16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

         17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

         18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

         19. Invest in securities of foreign issuers other than through ADRs.

         20. Invest in real estate limited partnership.

         21. Purchase any security while borrowings representing more than 5% of the Fund's net assets (including loans, reverse repurchase agreements, forward rolls or other borrowings) are outstanding.

Government Fund

         The Trust has adopted the following investment restrictions for the Government Fund. Restrictions 2, 3, 4, 5, 6, 14, 15 and 16 may not be changed without approval of the holders of a majority of the Government Fund's outstanding shares as defined by the Investment Company Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Government Fund may not:

         1. Purchase more than 10% of any class of securities of any one issuer (except U.S. Government Securities as defined in the Government Fund Prospectus).

         2. Invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and options thereon) or in securities of issuers (other than issuers of U.S. Government Securities) with less than three years of continuous operations.

         3. Purchase or sell commodities (other than the options and interest rate futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Government Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Fund's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Government Fund's total assets shall constitute secured "loans" by the Government Fund under repurchase agreements).

         6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

         9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of the orders of other accounts under the investment management of the Adviser or the Government Fund's Sub-Adviser shall not be considered participation in a joint securities trading account;

         10. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         11. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted, if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

         12. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         13. Make short sales of securities, unless the Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

         14. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

         15. Issue senior securities, as defined in the Investment Company Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

         16. Change the nature of its business so as to cease to be an investment company.

         17. Invest in real estate limited partnerships.

         18. Purchase any security while borrowings representing more than 5% of the Government Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Tax Free Fund

         The Trust has adopted the following investment restrictions for the Tax Free Fund. Restrictions 1, 2, 14 and 15 may not be changed without approval of the holders of a majority of the Tax Free Fund's outstanding shares as defined by the Investment Company Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Tax Free Fund may not:

         1. Purchase more than 10% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

         2. Invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and options thereon) or in securities of issuers (other than the U.S. Government, its agencies and instrumentalities) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Fund's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Tax Free Fund's total assets shall constitute secured "loans" by the Tax Free Fund under repurchase agreements).

         6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

         9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted, if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

         11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         12. Make short sales of securities, unless the Tax Free Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

         13. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

         14. Issue senior securities, as defined in the Investment Company Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

         15. Change the nature of its business so as to cease to be an investment company.

         16. Invest in real estate limited partnership.

         17. Purchase any security while borrowings representing more than 5% of the Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Value Fund

         The Trust has adopted the following investment restrictions for the Value Fund. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Value Fund's outstanding shares as defined by the Investment Company Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Value Fund may not:

         1. Purchase more than 5% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

         2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Fund's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Value Fund's total assets shall constitute secured "loans" by the Value Fund under repurchase agreements).

         6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

         9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

         11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         12. Make short sales of securities, unless the Value Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

         13. Invest more than 20% of its total assets in any one industry (except U.S. Government Securities).

         14. Issue senior securities, as defined in the Investment Company Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

         15. Change the nature of its business so as to cease to be an investment company.

         16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

         17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

         18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

         19. Invest in securities of foreign issuers other than through ADRs.

         20. Invest in real estate limited partnerships.

         21. Purchase any security while borrowings representing more than 5% of the Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Growth Fund

         The Trust has adopted the following investment restrictions for the Growth Fund. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Growth Fund's outstanding shares as defined by the Investment Company Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Growth Fund may not:

         1. Purchase more than 10% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

         2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Fund's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Growth Fund's total assets shall constitute secured "loans" by the Growth Fund under repurchase agreements).

         6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

         9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

         11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         12. Make short sales of securities, unless the Growth Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

         13. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

         14. Issue senior securities, as defined in the Investment Company Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

         15. Change the nature of its business so as to cease to be an investment company.

         16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

         17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

         18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

         19. Invest in securities of foreign issuers other than through U.S. dollar denominated American Depository Receipts ("ADRs").

         20. Invest in real estate limited partnerships.

         21. Purchase any security while borrowings representing more than 5% of the Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Percentage Limitations

         In connection with the investment restrictions of each Fund, all percentage limitations apply only at the time a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be treated as a violation. Under the Investment Company Act, each Fund will be required to maintain an asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.

                             PORTFOLIO TRANSACTIONS

         It is the general policy of the Funds, the Adviser and the Sub-Advisers not to employ any broker in the purchase or sale of securities for any Fund's portfolio unless the Adviser or a Sub-Adviser believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

         U.S. Government Securities and municipal securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to any over-the-counter transactions, the Adviser or relevant Sub-Adviser, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

         Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of a Fund may not serve as such Fund's dealer in connection with such transactions. However, affiliated persons of the Trust, including Value Line Securities, Inc. ("Value Line Securities"), an affiliate of the Growth Fund's Sub-Adviser, may serve as a broker in transactions for a Fund conducted on an exchange or over-the-counter transactions conducted on an agency basis. PNC Securities Corp. ("PNC") and BFM Advisory, Inc. ("BFM") are broker-dealer affiliates of BlackRock Financial Management, Inc., the Sub-Adviser for the Government Fund. However, BFM does not act as a broker-dealer for customer transactions and it is the policy of the Government Fund's Sub-Adviser not to employ PNC as a broker-dealer for the Government Fund. The Adviser is affiliated with the following broker/dealers; GECC Capital Markets Group, Inc., Polaris Securities Corp., Kidder Peabody & Company, Inc., GE Investment Services, Inc., Fourth Financial Securities Corporation, GNA Securities, Inc., and GNA Distributors, Inc. The Sub-Advisers have been instructed not to engage in any transactions with the Advisers affiliated broker/dealers. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.


         The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Trust to an affiliated person acting as broker in connection with transactions effected on a securities exchange. The Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, the Adviser, or the Sub-Advisers, have adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 of the Investment Company Act if an affiliated person acts as such a broker, to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time .
 . . ."

         A transaction will not be placed with any affiliated party if a Fund would have to pay a commission rate less favorable than such affiliated party's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the affiliated party acts as a clearing broker for another brokerage firm, and any customers of the affiliated party determined by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser, or such affiliated party not to be comparable to the Trust. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the affiliated party, exceptions may be made.

         Since Value Line, Inc. as an affiliate of Value Line Securities, has, as Sub-Adviser to the Growth Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related investment skills will not be used by Value Line Securities as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the Growth Fund may be combined with orders for the account of other funds with which Value Line Securities is affiliated in order to obtain a more favorable commission rate.

         In selecting brokers to effect transactions on securities exchanges, each Fund's Sub-Adviser considers the factors set forth in the first paragraph under this heading and any investment information provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, if a Fund's Sub-Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, such Sub-Adviser may pay commissions to such broker in an amount greater than the amount another firm might charge. Research services provided to a Fund include research reports on particular industries and companies, economic surveys and analyses, and recommendations as to specific securities. From time to time brokerage for a Fund may be allocated on the basis of sales of the shares of such Fund.

         Each year, each Fund's Sub-Adviser will consider the amount and nature of the research services provided by other brokers as well as the extent to which such services provided by other brokers are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the relevant Sub-Adviser (and its subsidiaries) in servicing all its accounts and not all such information may be used by the relevant Sub-Adviser in connection with the applicable Fund. Nonetheless, the Funds believes that such investment information provides the Funds with benefits by supplementing the research otherwise available to the Trust.

         The Growth Fund may employ Value Line Securities, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as Value Line Securities) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Sub-Adviser) is the investment adviser. However, the SEC has adopted a rule, Rule 11a2-2(T) (the "Rule"), which permits member firms which are subject to
Section 11(a) to effect exchange transactions otherwise prohibited by Section 11(a), provided such transactions are initiated from off the floor of the exchange and are executed on the floor, or through use of the facilities of the exchange, by another member which is not an "associated person" (as defined in the Exchange Act) of the member firm which initiated the transaction. The Rule also permits the initiating member to retain compensation in connection with effecting such transactions if expressly so authorized in a written contract with the investment company. The Growth Fund and Value Line Securities will enter into such a contract if Value Line Securities is employed as such a broker. Any such transactions effected by Value Line Securities for the account of the Growth Fund will be made in the manner prescribed by the Rule. The Trust, of course, will continue to effect its portfolio transactions in a manner consistent with the Exchange Act and the rules and regulations thereunder.

         Value Line Securities will furnish the Growth Fund, at least annually, a statement setting forth the total amount of all compensation retained by Value Line Securities or any associated person of Value Line Securities in connection with effecting transactions for the account of the Growth Fund, and the Trustees of the Trust will review and approve all the Growth Fund's portfolio transactions and the compensation received by Value Line Securities in connection therewith.

         Value Line Securities will not knowingly participate in commissions paid by the Growth Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event Value Line Securities at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees of the Trust.



Brokerage commissions paid by each Fund for the fiscal years ended October 31, 1994, 1995, and 1996 were as follows:

                                           Adjustable  Government  Tax Free   Value    Growth
                                           Rate Fund      Fund       Fund      Fund     Fund

Fiscal year ended October 31, 1994            None     $145,036      None   $12,468   $18,174
Fiscal year ended October 31, 1995            None       64,512      None    13,026    26,331
Fiscal year ended October 31, 1996            None       30,581      None    60,237    31,672


There were no brokerage commissions paid to affiliates of the Funds.

         Subject to general supervision by the Trustees and the Adviser, all investment decisions of each Fund are made by such Fund's Sub-Adviser, which places orders for all purchases and sales of portfolio securities for such Fund with brokers and dealers.

                               PORTFOLIO TURNOVER

         In determining a Fund's portfolio turnover, securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the purchase or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of such Fund would increase.

         The Government Fund anticipates that its annual portfolio turnover rate will not exceed 200%. The Government Fund will trade its portfolio securities without regard to the length of time for which they have been held. The Growth Fund may trade in securities for short-term profits in order to achieve its objective. The Growth Fund anticipates that its annual portfolio turnover rate may exceed 100% but generally will not exceed 200%. It is the policy of each of the Value Fund, the Tax Free Fund and the Adjustable Rate Fund not to trade in securities with a view toward obtaining short term profits. However, when circumstances warrant, such Funds may sell securities without regard to the length of time held. The Value Fund anticipates that its annual portfolio turnover rate may exceed 100% but generally will not exceed 175%. The Tax Free Fund anticipates that its annual portfolio turnover rate may exceed 50% but generally will not exceed 100%. The Adjustable Rate Fund anticipates that it annual portfolio turnover rate may exceed 100% but generally will not exceed 150%. A high portfolio turnover rate in any year will increase brokerage commissions paid by a fund and could result in higher expenses.

         To the extent that its portfolio is traded for short-term market considerations and turnover exceeds 100%, the annual portfolio turnover rate of a Fund could be higher than most mutual funds.

         No fund will engage in short-term trading to an extent which would in the opinion of the Trust's counsel disqualify the Trust as a regulated investment company under Subchapter M of the Code.

                             HOW TO PURCHASE SHARES

         Shares of the Funds are distributed by GNA Distributors, Inc. (the "Distributor") through its affiliate GNA Securities, Inc. ("GNA Securities"), and other authorized broker/dealers and financial institutions ("Authorized Firms") which have entered into sales agreements with the Distributor on a best efforts basis. The Funds currently offer two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "How to Purchase Shares" in the applicable Fund Prospectus. The following supplements that information.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children under age 21 and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $50,000 of a Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the Right of Accumulation is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A and Class B shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, a Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

                              HOW TO REDEEM SHARES

         The Funds may not suspend redemption privileges or postpone the date of payment on shares of the Funds for more than seven days except during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         The contingent deferred sales charge on Class B shares will be waived in the case of a redemption made due to the death or subsequent disability (caused by injury or the sudden onset of a life threatening illness) of a sole individual shareholder (but not for "family," "living" or other trusts) and for redemptions representing a minimum required distribution from an IRA processed under a systematic withdrawal plan. The shareholder or his/her beneficiary must notify the Funds' transfer agent either directly or through the Distributor, at the time of redemption, that the redemption is entitled to a waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the shareholder's death or disability or the status of the redemption as a required distribution, as the case may be.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is determined as of 4:00 p.m. Eastern time, Monday through Friday, exclusive of national business holidays on which the New York Stock Exchange is closed. The NYSE will be closed on the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined separately for each class of shares.

         The following is a description of the procedures used by each Fund to value assets. Net asset value per share is computed by taking the market value of all assets of a Fund (including interest accrued but not collected), less liabilities (including accrued expenses but excluding capital and surplus), and dividing by the total number of shares of the Fund outstanding. Portfolio securities for which market quotations are readily available are stated at market value. A security (including an option) listed or traded on an exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the current closing bid and asked prices. Other securities are, in general, valued at the last bid quoted prior to the time when assets are valued if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method.

         The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

         Generally, trading in mortgage-backed or other securities issued or guaranteed by U.S. Government agencies or instrumentalities is substantially completed each day at various times prior to 4:15 P.M., Eastern time. The value of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the time the Fund determines its net asset value which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                               CERTAIN TAX MATTERS

Federal Taxation of the Funds -- In General

         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to a Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

         As a regulated investment company, the Funds will not be subject to federal income tax on its investment income (including net short-term capital gains) and net capital gain that it distributes to shareholders if at least 100% of its investment company taxable income and net capital gains and net tax-exempt income for the taxable year are distributed. However, if for any taxable year any Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings or profits.



As of October 31, 1996, the Funds had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:
                                                                  Expiration
                                                                     Dates
Fund                                                  Amount      October 31,
----                                                  ------      -----------
Adjustable Rate Fund............................. $     72,067       2002
                                                       114,498       2003
                                                        14,856       2004
Government Fund..................................   87,661,793       2002
                                                   107,525,597       2003
                                                     1,748,819       2004
Tax Free Fund....................................      176,173       2003
Growth Fund......................................      201,507       2002
                                                       243,412       2004


         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute

(i) at least 98% of its ordinary income (not taking into account any net tax-exempt income or capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if a Fund so elects), and (iii) any portion (not taxed to a Fund) of the respective 2% undistributed balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

         A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures contracts and debt securities with original issue or market discount.

Taxation of the Funds' Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Taxation of the Shareholders


         Distributions generally are taxable to shareholders as ordinary income at the time made. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as received by such shareholder as of December 31st, provided that such Fund actually pays the dividend during January of the following calendar year.


         Distributions by a Fund result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


Subchapter M of the Code permits the character of tax-exempt interest received by a regulated investment company to flow-through as tax-exempt income to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal, or other obligations the interest on which is exempt under Section 103)a) of the Code. The Tax Free Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt income to be treated as such for federal income tax purposes in the hands if its shareholders. Distributions to shareholders of tax-exempt income by the Tax Free Fund for the taxable year are, therefore, not subject to regular federal income tax, although they may be subject to individual and corporate alternative minimum taxes. Distributions derived from interest which is exempt from federal income tax may subject corporate shareholders to, and increase their liability under, the 20% alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to, or increase their liability under, the 26% and 28% alternative minimum tax.

The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond be treated as taxable ordinary income. This rule applies only for disposals (e.g., a sale or redemption) of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of a market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain.


         To the extent that a Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their social security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible.




         Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Sub-Advisers nor the Trust's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

         Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

         The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.


         A shareholder should be aware that a redemption of shares is a taxable event and, accordingly, capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.


                             MANAGEMENT OF THE FUNDS


         The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is Suite 900, Two Union Square, 601 Union Street, Seattle, Washington 98101.

                                                            Principal Occupation(s)
Name                              Title                     During Past 5 Years

Patrick E. Welch*                 Trustee,                  President, CEO and
                                  Chairman of               Director of
                                  the Board                 GNA Corporation and its
                                                            subsidiaries 1993-1996.
                                                            Formerly,
                                                            Executive V.P. and COO of
                                                            GNA Corporation and its
                                                            subsidiaries.



_________
* Trustees who are interested persons as defined by the Investment Company Act of 1940.

                                                            Principal Occupation(s)
Name                              Title                     During Past 5 Years
Pierce T. Lindberg                Trustee                   Mr. Lindberg was Assistant
4501 Grandview Dr., W #307T                                 Treasurer and Director of
Tacoma, WA  98466                                           Money Management for Weyerhaeuser
                                                            Company until his retirement
                                                            in 1984.

Edward R. McMillan                Trustee                   Investment consultant to
1600 Crista Shores Lane, #302                               several private concerns
Silverdale, WA  98383                                       and is presently Vice Chairman
                                                            of the Seattle Pacific University
                                                            Foundation and Member of the Investment
                                                            Committee, Blue Cross of Washington
                                                            and Alaska. Senior Vice President and
                                                            Chief Economist for Rainier National
                                                            Bank until his retirement in 1983
                                                            and formerly a Member of
                                                            the Government Securities
                                                            Committee, Public Securities
                                                            Association.

Douglas H. Pedersen               Trustee                   Mr. Pedersen is a
13190 Phelps Road, NE                                       Seattle-based business
Bainbridge, WA 98110                                        economist and principal
                                                            of Pedersen & Associates,
                                                            a consulting firm.  Mr.
                                                            Pedersen is also
                                                            co-publisher of "The
                                                            Puget Sound Economic
                                                            Forecaster," a quarterly
                                                            newsletter.
                                                            Formerly, Vice President
                                                            and Economist for
                                                            Security Pacific Bank.
                                                            Mr. Pedersen is a member
                                                            of the Governor's Council
                                                            of Economic Advisors for
                                                            Washington State, a
                                                            participant on the
                                                            Western Blue Chip
                                                            Economic Panel and past
                                                            President of the Seattle
                                                            Chapter of the National
                                                            Association of Business Economists.


                                                            Principal Occupation(s)
Name                              Title                     During Past 5 Years
Douglas H. Pedersen (cont.)                                 He also serves as a Director of the
                                                            Washington Research Council.

Victor C. Moses                   Senior Vice               Senior Vice President and
                                  President                 Chief Actuary of GNA
                                                            Corporation and its
                                                            subsidiaries.

Geoffrey S. Stiff                 Senior Vice               SVP, CFO and Treasurer
                                  President and             of GNA Corporation and
                                  Treasurer                 its subsidiaries. Formerly,
                                                            Director, VP and CFO of
                                                            Employers Reinsurance Corp.



Edward J. Wiles, Jr.              Vice President            Vice President and Counsel
                                  and Secretary             of GNA Corporation and
                                                            its subsidiaries.

Charles A. Kaminski               Senior Vice President     Senior Vice President of
                                                            GNA Corporation and
                                                            subsidiaries. Member
                                                            of the Washington
                                                            Investment Board.

Thomas W. Casey                   Vice President            Vice President and
                                                            Controller, GNA
                                                            Corporation and its
                                                            subsidiaries.  Formerly
                                                            Technical Adviser,
                                                            General Electric Capital
                                                            Corporation; Assistant
                                                            Vice President, Citibank;
                                                            Supervisor, Coopers &
                                                            Lybrand L.L.P.


Stephen N. DeVos                  Vice President            VP and Controller of GNA Corporation
                                                            and Controller and its subsidiaries since
                                                            June, 1996.  Technical Advisor for GE Capital
                                                            Corp 1994 - 1996. Manager, Coopers &
                                                            Lybrand, L.L.P. 1986 - 1994.

Scott A. Curtis                   Vice President            Vice President of Great
                                                            Northern Insured Annuity
                                                            Corporation, GE Capital
                                                            Assurance Company, GNA
                                                            Securities, Inc.,GNA
                                                            Distributors, Inc., GNA
                                                            Capital Management
                                                            Inc.since January 1996.
                                                            Employed by GNA
                                                            Corporation since 1990.

         Messrs. Casey, Curtis, DeVos, Kaminski, Moses, Stiff and Wiles are all directors or officers of the Adviser as well as the Trust.

         No remuneration will be paid by the Trust to any Trustee or officer of the Trust who is affiliated with the Adviser. The Trust maintains a policy of paying all Trustees who are not "interested persons" of the Trust an annual fee of $4,000 and a fee of $500 for attendance at each meeting of the Board of Trustees plus reasonable expenses associated with their attendance at such meetings. The Board of Trustees generally meets quarterly. The following table summarizes the compensation paid to Trustees of the Trust for the fiscal year ended in 1996.


                            COMPENSATION OF TRUSTEES

                                                                    Pension or
                                                 Aggregate          Retirement                               Total
                                               Compensation          Benefits         Estimated          Compensation
                             Aggregate             from             Accrued as          Annual          from Registrant
Name of                     Compensation       GNA Variable        Part of Fund     Benefits Upon      and GNA Variable
Trustee                   from Registrant      Series Trust          Expenses         Retirement          Series Trust

Patrick E. Welch                none               none                none              none                none

Edward R. McMillan             $6,000             $3,000               none              none               $9,000

Pierce T. Lindberg             $6,000             $3,000               none              none               $9,000

Douglas H. Pedersen            $6,000             $3,000               none              none               $9,000

         As of December 31, 1996, the Adviser beneficially owned .63% of the outstanding Class B shares of the Government Fund. The officers and Trustees of the Trust as a group, own less than 3% of the outstanding Class A Shares of each of the Growth Fund and the Value Fund and less then 1% of the outstanding Class A Shares of each of the Government Fund, the Adjustable Rate Fund and the Tax Free Fund. The officers and Trustees of the Trust as a group did not own any B shares of the Funds.

         To the best knowledge of the Trust, as of December 31, 1996, there were no persons owning 5% or more of the outstanding shares of any Fund, except as described in the chart below:


Fund                           Shareholder                      Address                              % Ownership
Adjustable Rate Fund

Class A                        GNA Corporation                  Two Union Square                       99.49%
                                                                Seattle, WA 98101


Class B


                               Iakov Volovodovskii              2814 Bragg Street                       9.59%
                                                                Brooklyn, NY  11235-1102

                               BA Investment Services, Inc.     555 California Avenue                   7.94%
                                                                Fourth Floor
                                                                San Francisco, CA 94104

                               Krysten Comeaux                  4797 Bridge Street Highway              6.97%
                                                                St. Martinville, LA  70582-6103

                               The Doves Rest. Property Trust   4735 Main Highway                       6.93%
                                                                St. Martinville, LA  70582-6002



Fund                           Shareholder                      Address                              % Ownership
Government Fund

Class A                        Sisters of Mercy                 5301 E. Huron River Dr.                12.82%
                               Health Corp.                     P.O. Box 992
                                                                Ann Arbor, MI 48106-0992

Class B                        None

Tax Free Fund

Class A                        Employers Reinsurance Corp.      5200 Metcalf                           92.12%
                                                                Overland Park, KS 66201


Class B                        None

Value Fund

Class A                        GNA Corporation                  Two Union Square                       51.62%
                                                                Seattle, WA 98101


Class B                        None

Growth Fund

Class A                        GNA Corporation                  Two Union Square                       56.86%
                                                                Seattle, WA 98101

Class B                        None


                     THE INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser


         The investment adviser for each Fund is GNA Capital Management, Inc., a Washington corporation (the "Adviser"), with offices at Two Union Square, 601 Union Street, Suite 5600, Seattle, Washington 98101-2336. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Fund.

         The Adviser is a wholly-owned subsidiary of GNA Corporation. GNA Corporation also is the parent company of GNA Securities, Inc. and GNA Distributors, Inc. which acts as the Trust's Distributor. GNA Corporation is a subsidiary of General Electric Capital Corporation. The officers of the Adviser also manage the investments of ten affiliated companies which had combined assets of approximately $44.0 billion as of December 31, 1996.


         The services provided to the Funds by the Adviser are described in the Prospectus of each Fund.

         The advisory fee, payable monthly by the Government Fund to the Adviser, is based upon the Government Fund's average daily net assets, and is equal to an annual rate of .65% of the first $500 million of average daily net assets, .60% of the next $250 million of average daily net assets, .55% of the next $500 million of average daily net assets, .50% of the next $250 million of average daily net assets and .45% of average daily net assets over $1.5 billion.

         The advisory fee, payable monthly by the Growth Fund to the Adviser, is based upon the Growth Fund's average daily net assets, and is equal to an annual rate of .60% of the first $100 million of average daily net assets and .50% of average daily net assets in excess of $100 million.

         The advisory fee, payable monthly by the Value Fund to the Adviser, is based upon the Value Fund's average daily net assets, and is equal to an annual rate of .60% of the first $100 million of average daily net assets and .50% of average daily net assets in excess of $100 million.

         The advisory fee, payable monthly by the Tax Free Fund to the Adviser, is based upon the Tax Free Fund's average daily net assets, and is equal to an annual rate of .60% of the first $20 million of average daily net assets, .50% of the next $80 million of average daily net assets and .45% of average daily net assets in excess of $100 million.

         The advisory fee, payable monthly by the Adjustable Rate Fund to the Adviser, is based upon the Adjustable Rate Fund's average daily net assets, and is equal to an annual rate of .40% of average daily net assets.

Advisory fees incurred by each Fund were as follows:

                                            Adjustable   Government   Tax Free     Value     Growth
                                            Rate Fund       Fund        Fund       Fund       Fund

Fiscal year ended October 31, 1994           $26,464    $8,104,213    $112,215   $ 57,266   $ 55,328
Fiscal year ended October 31, 1995            29,643     7,200,544     125,333    117,557    114,802
Fiscal year ended October 31, 1996            29,290     5,871,824     144,121    219,848    226,411

         BlackRock Financial Management, Inc. ("BlackRock"), 345 Park Avenue, New York, New York, 10154, a registered investment adviser, has been retained by the Adviser to act as Sub-Adviser of the Government Fund under a sub-advisory contact with the Adviser dated April 1, 1995. BlackRock is a wholly-owned subsidiary of PNC Asset Management Group, Inc., an indirect subsidiary of PNC Bank Corp., a bank holding company organized under the laws of the Commonwealth of Pennsylvania. BlackRock acted as investment adviser for total assets in excess of $43 billion as of December 31, 1996. As portfolio manger, BlackRock is responsible for the actual investment management of the Government Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Prior to April 1, 1995, Weiss, Peck & Greer Advisers, Inc. Served as the Government Fund's sub-adviser.

         Overall portfolio management strategy for the Government Fund is determined by a team composed of individuals who are officers of BlackRock. Keith Anderson, a Managing Director of BlackRock, and Andrew J. Phillips, a Principal of BlackRock, are the members of this team who have primary responsibility for the day-to-day management of the Government Fund. Mr. Anderson has served as the Government Fund's portfolio manager since April 1, 1995. Mr. Phillips joined as the Government Fund's Co-manager on June 18, 1996.

         Mr. Anderson is co-head of BlackRock's Portfolio Management Group and is a member of its Management Committee. Mr. Anderson previously served as a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson holds a B.S. degree in Economics and Finance from Nichols College and an M.B.A. degree from Rice University. Mr. Phillips is a member of BlackRock's Investment Strategy Committee. Mr. Phillips joined BlackRock in 1991. Mr. Phillips has a B.S. from Cornell University and an M.B.A. from the Johnson School of Cornell University.


         For its services under its Sub-Advisory Agreement BlackRock receives from the Adviser a fee, payable monthly, based upon the Government Fund's average daily net assets, equal to an annual rate of .15% of the first $500 million, .10% of the next $250 million, .05% of the next $500 million and .04% of average daily net assets over $1.25 billion.


         Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Growth Fund under a sub-advisory contract with Adviser dated August 20, 1993. Value Line acted as investment adviser for total assets of approximately $5.7 billion as of December 31, 1996. As portfolio manager, Value Line is responsible for the actual investment management of the Growth Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Value Line, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Value Line.


         Overall portfolio management strategy for the Growth Fund is determined by committee. No person is primarily responsible for making recommendations to the committee.

         For its services under its Sub-Advisory Agreement, Value Line receives from the Adviser a fee, payable monthly, based upon the Growth Fund's average daily net assets equal to an annual rate of .30% of the first $100 million of average daily net assets, and .20% of average daily net assets in excess of $100 million.


         Duff & Phelps Investment Management Co. ("Duff & Phelps"), Suite 3800, 55 East Monroe Street, Chicago, Illinois 60603, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Value Fund under a sub-advisory contract with Adviser dated November 1, 1995. Duff & Phelps acted as investment adviser for total assets in excess of $36 billion as of December 31, 1996. As portfolio manager, Duff & Phelps is responsible for the actual investment management of the Value Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Duff & Phelps, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Duff & Phelps.

         Overall portfolio management strategy for the Value Fund is under the supervision and direction of Jeff Simmons, a Vice President of Duff & Phelps. Mr. Simmons has been employed by Duff & Phelps since 1989 and has worked on the Value Fund since its inception. Mr. Simmons worked as a financial analyst at the

Northern Trust Bank in Chicago, IL prior to joining Duff & Phelps. Mr. Simmons is a chartered financial analyst and holds a B.S. degree from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business. He is a member of the Investment Analyst Society of Chicago.


         For its services under its Sub-Advisory Agreement, Duff & Phelps receives from the Adviser a fee, payable monthly, based upon the Value Fund's average daily net assets equal to an annual rate of .30% of the first $100 million of average daily net assets, and .20% of average daily net assets in excess of $100 million.


         Brown Brothers Harriman & Co. ("Brown Brothers"), 59 Wall Street, New York, New York 10005, has been retained by the Adviser to act as portfolio manager of the Tax Free Fund under a sub-advisory contract with the Adviser dated July 15, 1993. Brown Brothers acted as investment adviser for total assets in excess of $25 billion as of December 31, 1996. As portfolio manager, Brown Brothers is responsible for the actual investment management of the Tax Free Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Brown Brothers, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Brown Brothers.


         Overall portfolio management strategy for the Tax Free Fund is determined by Brown Brothers under the supervision and direction of Barbara A. Brinkley, a Manager of Brown Brothers and a member of its US Bond Policy Group and its Fixed Income Credit Committee. Ms. Brinkley has been employed by Brown Brothers since 1976. Ms. Brinkley previously worked for American Re-Insurance Company. Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley holds a B.A. degree from Smith College. Ms. Brinkley is a member and former chairman of the Municipal Analysis Group of New York, and is a member of the Fixed Income Analysts Society, Inc.

         For its services under its Sub-Advisory Agreement, Brown Brothers receives from the Adviser a fee, payable monthly, based upon the Tax Free Fund's average daily net assets equal to an annual rate of .30% of the first $20 million, .20% of the next $80 million and .15% of average daily net assets in excess of $100 million.


         Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Adjustable Rate Fund under a sub-advisory contract with the Adviser dated July 15, 1993. Standish acted as investment adviser for total assets in excess of $30.6 billion as of December 31, 1996. As portfolio manager, Standish is responsible for the actual investment management of the Adjustable Rate Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Standish, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to the Standish.


         Overall portfolio management strategy for the Adjustable Rate Fund is determined by Standish under the supervision and direction of Dolores S. Driscoll, a Managing Director of Standish. Ms. Driscoll had been employed by Standish since 1974. Ms. Driscoll previously worked as a bond manager for Davis
L. Babson, Inc. Ms. Driscoll holds a B.A. degree in Mathematics from Indiana University and an M.B.A degree in Finance from Boston University and is a Chartered Financial Analyst.

         For its services under its Sub-Advisory Agreement, Standish receives from the Adviser a fee, payable monthly, based upon the Adjustable Rate Fund's average daily net assets equal to an annual rate of .20% of average daily net assets.

         From time to time certain of the states in which the shares of the Fund are qualified for sale may impose limitations on the expenses of the Funds. The Advisory Agreement provides that if, in any fiscal year, the total expenses of any Fund (excluding taxes, distribution expenses, interest, brokerage commissions and extraordinary items, but including the management fee) exceed the expense limitations applicable to the Funds imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its annual investment advisory fee equal to such excess. The Adviser is only required to reimburse the Funds for any expenses which exceed state expense limitations up to the amount of advisory fees paid or payable by such Fund during such fiscal year. Although there is no certainty that these limitations will be in effect in the future, the most restrictive of these limitations, in the states in which the Fund are to be sold, on an annual basis currently is 2.5% of the first $30,000,000 of average net assets of the Fund, 2.0% of the next $70,000,000 of average net assets, and 1.5% of average net assets over $100,000,000.

         The Advisory Agreement for the Trust was approved by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or such Sub-Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party on April 15, 1993, and was last approved by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or such Sub-Advisory Agreement or "interested persons" of any such party, on March 17, 1995. The shareholders of the Government Fund last approved the Advisory Agreement and Sub-Advisory agreement on March 26, 1993 and June 16, 1995 respectively. The shareholders of the Value Fund approved the Sub-Advisory Agreement on September 8, 1995. The Advisory Agreement for the Value Fund and the Advisory Agreement and Sub-Advisory Agreement for each of the Growth Fund, Tax-Free Fund and Adjustable Rate Fund were approved by the sole shareholder of each such Fund on September 7, 1993, and were last approved by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or such Sub-Advisory Agreement or "interested persons" of any such party, on March 17, 1995. The Advisory

Agreement and Sub-Advisory Agreement will continue in effect for two years following the date of their approval, and thereafter from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the applicable Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement and Sub-Advisory Agreements may be terminated on sixty (60) days written notice by any party and will terminate automatically if they are assigned.

                             PERFORMANCE INFORMATION

General

         As described in the Prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "aggregate total return" and "yield." Both average total return and yield are computed separately for each class of shares of each Fund. These various measures of performance are described below.

         Average annual total return and aggregate total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per share earned over a specific one month or thirty (30) day period expressed as a percentage of the net asset value.

         Calculation of a Fund's aggregate total return is not subject to a standardized formula. Aggregate total return performance for a specific period is calculated by first taking an investment in a Fund's shares on the first day of the period at the offering price, which is the net asset value per share less any applicable initial sales charge ("initial investment") and computing the "ending value" of that investment at the end of the period. The ending value may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The aggregate total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Aggregate total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's shares are sold at net asset value plus a sales charge. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at net asset value, which may be more or less than original cost. Yield figures do not include the effect of any applicable contingent deferred sales charge. Average annual total return does not include, and aggregate total return may or may not include, the effect of any applicable contingent deferred sales charge that may be imposed at the end of the period in question. Performance figures not including the effect of the contingent deferred sales charge would be reduced if the charge were included.

Yield

         Each Fund's 30-day yield figure described and shown below is calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                            YIELD = 2[( a-b +1)6 -1]
                                       cd

      Where:  a   =  dividends and interest earned during the period.

              b   =  expenses accrued for the period (net of reimbursement).

              c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d   =  the net asset value per share on the last day of the
                     period.

         In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that a Fund uses to prepare its interim and annual financial statements in accordance with generally accepted accounting principles.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's portfolio, portfolio maturity, operating expenses and market conditions.


         The annualized yield for the Class A shares and Class B shares of each of the Adjustable Rate Fund, Government Fund and Tax Free Fund for the thirty
(30) days ended October 31, 1996 were 5.64% and 5.16%; 7.50%* and 7.11%* and
5.24% and 5.49%, respectively.

*During the thirty (30) days ended October 31, 1996, the Government Fund adjusted expense accruals for the fiscal year. Had these adjustments been made throughout the fiscal year, the annualized yield for Class A and Class B shares of the Government Fund for the thirty (30) days ended October 31, 1996 would have been 5.67% and 5.25%

Average Annual Total Return


         A Fund's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

         Where:   P     =  a hypothetical initial payment of $1000

                  T     =  average annual total return

                  n     =  number of years

                  ERV   =  Ending Redeemable Value of a
                           hypothetical $1000 payment made at
                           the beginning of the 1, 5, or 10
                           years (or other) periods at the end
                           of the 1, 5, or 10 years (or other)
                           periods (or fractional portion
                           thereof);

         The calculation is based on the further assumption that all dividends and distributions by a Fund are reinvested at net asset value on the reinvestment dates during the periods.

The average annual total returns for the Adjustable Rate Fund were as follows:


               September 8, 1993*          Five                  One
                    through             years ended           year ended
                October 31, 1996     October 31, 1996      October 31, 1996
                ----------------     ----------------      ----------------
Class A              4.28%                  N/A                 5.81%
Class B              3.52%                  N/A                 5.02%

The average annual total returns for the Government Fund were as follows:

                   September 8, 1993*          Five                One
                        through             years ended         year ended
                    October 31, 1996     October 31, 1996    October 31, 1996
                    ----------------     ----------------    ----------------
Class A                  1.79%                  N/A               4.80%

                    April 27, 1987*           Five                One
                        through            years ended         year ended
                   October 31, 1996     October 31, 1996    October 31, 1996
                   ----------------     ----------------    ----------------
Class B                  6.70%                 4.19%              4.00%

The average total returns for the Tax Free Fund were as follows:

                  September 8, 1993*           Five                  One
                       through              years ended           year ended
                   October 31, 1996      October 31, 1996      October 31, 1996
                   ----------------      ----------------      ----------------
                        4.88%                   N/A                 6.13%
Class A                 4.71%                   N/A                 6.12%
Class B

The average annual total returns for the Value Fund were as follows:

                      September 8, 1993*         Five               One
                           through            years ended        year ended
                       October 31, 1996    October 31, 1996   October 31, 1996
                       ----------------    ----------------   ----------------
Class A                     14.13%                N/A              23.10%
Class B                     13.37%                N/A              22.30%

The average annual total returns for the Growth Fund were as follows:

                      September 8, 1993*         Five               One
                           through            years ended        year ended
                       October 31, 1996    October 31, 1996   October 31, 1996
                       ----------------    ----------------   ----------------
Class A                     15.24%                N/A              15.64%
Class B                     14.43%                N/A              14.81%

* Commencement of operations


         The yield and average annual total return calculations include all recurring expenses that are charged to all shareholder accounts, including sales charges. The yield and average annual total return results do not take into account recurring and non-recurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for wire orders.

                       DISTRIBUTION OF SHARES OF THE FUNDS


         The Trust has entered into a Distribution Agreement dated September 8, 1993, with GNA Distributors, Inc., Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, an affiliate of the Adviser, whereby the Distributor acts as exclusive selling agent of the Funds. Shares of the Funds are sold by Authorized Firms who have entered into sales agreements with the Distributor. Soliciting Authorized Firms may be deemed to be statutory underwriters.

         The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Plan") under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A and Class B shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of up to 0.25% of the average daily value of net assets represented by such Class A shares to make payments for personal service and/or the maintenance of shareholder accounts, and (ii) with respect to Class B shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B shares (as the case may be) to finance sales or promotion expenses and an annual rate of up to 0.25% of the average daily value of the net assets represented by such Class B shares to make payments for personal service and/or the maintenance of shareholder accounts. Proceeds from the service fees will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


Shareholder servicing fees paid to the Distributor for Class A shares in each Fund were as follows:

                                          Adjustable Government  Tax Free   Value   Growth
                                          Rate Fund     Fund       Fund     Fund     Fund

Fiscal year ended October 31, 1994          $2,952    $34,314     $3,935   $4,955  $4,447
Fiscal year ended October 31, 1995          10,725     44,509     36,748    7,512  10,686
Fiscal year ended October 31, 1996           4,757     10,269     29,133    6,064   8,890

Shareholder servicing and distribution fees paid to the Distributor for Class B shares in each Fund were as follows:

                                         Adjustable   Government Tax Free    Value   Growth
                                         Rate Fund       Fund      Fund      Fund     Fund

Fiscal year ended October 31, 1994        $12,290    $13,435,991  $30,304   $40,111   $27,569
Fiscal year ended October 31, 1995         20,202     11,013,968   61,348   106,311    93,407
Fiscal year ended October 31, 1996         15,078      7,767,229   81,444   188,588   182,247


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing audit services including (1) an audit of the annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and
(3) review of certain tax matters filed on behalf of the Trust.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities and handling the receipt and delivery of securities and investments. State Street Bank and Trust Company is not an affiliate of the Adviser or its affiliates.

                              FINANCIAL STATEMENTS


         The financial statements for each of the five Funds of the Trust for the fiscal year ended October 31, 1996, are contained the Trust's Annual Report which accompanies this Statement of Additional Information. The financial statements, financial highlights, related notes for each fund, and the report of independent accountants are incorporated by reference into this Statement.




3/1/97

                                     PART C

                                     PART C

Item 24.

Financial Statements and Exhibits.

(a) Financial Statements:

         (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:

Financial Highlights for each Class B shares of the Government Fund series of the Trust Outstanding Throughout the Period (for years ended October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990, October 31, 1989, October 31, 1988 and for the
period from April 22, 1987 (commencement of operations) to October 31, 1987); and Financial Highlights for each Class A shares of the Government Fund series of the Trust and each Class A and Class B shares of the Adjustable Rate Fund series, Growth Fund series, Tax Free Fund series and Value Fund series of the Trust Outstanding Throughout the Period (for the year ended October 31, 1996, October 31, 1995, October 31, 1994 and for the period from September 8, 1993 (commencement of operations) to October 31, 1993).

         (2) Financial Statements included in PART B of this Registration
Statement:

The following documents are incorporated by reference to the Annual Report to Shareholders for the fiscal year ended October 31, 1996: Report of Independent Accountants, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and notes to financial statements.

         (b) Exhibits:

Exhibit No. Description

1(a) Master Trust Agreement (Agreement and Declaration of Trust) dated November 11, 1986.*

1(b)        Amendment No. 1 to Master Trust Agreement.***

1(c) Form of Amended and Restated Master Trust Agreement to become effective September 8, 1993.*****

2           By-Laws.*

3           None.

4           Specimen share certificate for Government Fund.**

5(a)        Advisory Agreement.**

5(b) Form of engagement letter with respect to investment advisory services to be rendered by the Advisor to each of the Growth Fund, Value Fund, Tax Free Fund and Adjustable Rate Fund.****

5(c)        Sub-Advisory Agreement for Government Fund.******

5(d) Sub-Advisory Agreement for each of the Growth Fund, Tax Free Fund and Adjustable Rate Fund.*****

5(e)        Sub-Advisory Agreement for Value Fund.******

6(a)        Distribution Agreement, Dealer Agreement.**

6(b) Form of engagement letter with respect to distribution services to be rendered to each of the Growth Fund, Value Fund, Tax Free Fund and Adjustable Rate Fund.****

6(c)        Distribution Agreement.*****

7           None.

8           Custodian contract.**

9           Transfer Agency Agreement.**

10(a)       Opinion of Counsel regarding Class B shares of the Government
            Fund series.**

10(b) Opinion of Counsel regarding Class A shares of the Government Fund series and both Class A shares and Class B shares of each of the Growth Fund series, Value Fund series, Tax Free Fund series and Adjustable Rate Fund series.****

10(c)       Consent of Counsel.

11          Auditors Consent.

12          Not Applicable.

13          Not Applicable.

14          Prototype IRA Plan.**

15(a)       Form of Plan of Distribution under Rule 12b-1.**

15(b)       Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.***

15(c) Form of letter with respect to participation by each of the Growth Fund, Value Fund, Tax Free Fund and Adjustable Rate Fund in the Amended and Restated Plan of Distribution pursuant to Rule 12b-1.****

15(d) Second Amendment and Restatement of Plan of Distribution Pursuant to Rule 12b-1.*****

16          Not Applicable.

17          Powers of Attorney (previously filed).


--------------------------

* Incorporated by reference to Securities Act of 1933 filing No. 33-10976 filed December 19, 1986.

** Incorporated by reference to Pre-Effective Amendment No. 1 to Securities Act of 1933 filing No. 33-10976 filed March 19, 1987.

*** Incorporated by reference to Post-Effective Amendment No. 7 to Securities Act of 1933 filing No. 33-10976 filed January 14, 1993.

**** Incorporated by reference to Post-Effective Amendment No. 8 to Securities Act of 1933 filing No. 33-10976 filed June 4, 1993.

***** Incorporated by reference to Post-Effective Amendment No. 10 to Securities Act of 1933 filing No. 33-10976 filed September 13, 1993.

****** Incorporated by reference to Post-Effective Amendement No. 14 to the Securities Act of 1933 filing No. 33-10976 filed March 1, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.

Information regarding persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "The Trust, The Portfolio and Management" in the Prospectus, and the section captioned "Management of the Trust" in the Statement of Additional Information.

Item 26. Number of Holders of Securities.

As of December 31, 1996, the record holders of each class of Registrant's securities were as follows:

    Title of Class                               Number of Record Holders

                                                 Class A          Class B

    Investors Trust Government Fund               1,338             33,830
    Investors Trust Growth Fund                     578              2,694
    Investors Trust Value Fund                      342              2,871
    Investors Trust Tax Free Fund                    45                337
    Investors Trust Adjustable Rate Fund             17                 70

Item 27.  Indemnification.

Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and Officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Item 28.  Business and Other Connections of Investment Advisers.

The following information is provided with respect to each director and executive officer of the Adviser:


                                                                  Business and Other
                                    Position                      Positions Within
         Name                       With Adviser                  Last Two Years
Geoffrey S. Stiff                   Director, and Acting          Acting President of GNA Corporation,
                                    President                     Seattle, WA, since December 1996. Holds
                                                                  similar executive positions with its
                                                                  subsidiaries.  Previously Senior Vice
                                                                  President and CFO 1993 - 1996.

Victor C. Moses                     Director and                  Sr. Vice President of GNA
                                    Sr. Vice President            Corporation, Seattle, WA, and holds similar
                                                                  executive positions with its subsidiaries.

Thomas W. Casey                     Vice President and            Vice President and Chief Financial Officer of
                                    Chief Financial Officer       GNA Corporation and its subsidiaries since
                                                                  1996.  Vice President and Controller
                                                                  December 1993 to 1996.

                                                                  Business and Other
                                    Position                      Positions Within
         Name                       With Adviser                  Last Two Years
Jerome R. Powers                    Vice President                Vice President of GNA Capital Management,
                                                                  Inc., and its affiliates GE Capital Assurance
                                                                  Company, Great Northern Insured Annuity
                                                                  Corporation and GE Capital Life Assurance
                                                                  Company of New York, Seattle WA since
                                                                  October 1995.  Previously Vice
                                                                  President of Northwestern Mutual Life Insurance
                                                                  Company, 1991 to 1995.

Edward J. Wiles, Jr.                Vice President,               Vice President, Counsel and Secretary
                                    Counsel and                   of GNA Corporation, GNA Distributors,
                                    Secretary                     Inc., GNA Mortgage Funding Corporation
                                                                  and GNA Securities, Inc., Seattle, WA, and
                                                                  holds similar executive positions
                                                                  with GNA Corporation's subsidiaries.

Charles A. Kaminski                 Senior Vice President         Senior Vice President of GNA Securities,
                                                                  Inc., Senior Vice President and Director of
                                                                  Great Northern Insured Annuity Corporation,
                                                                  and General Electric Capital Assurance
                                                                  Company, Seattle, WA.

Kenneth F. Starr                    Senior Vice President         Senior Vice President of GNA Securities,
                                                                  Inc., Senior Vice President and Director
                                                                  of Great  Northern  Insured  Annuity
                                                                  Corporation, General Electric Capital
                                                                  Assurance Company and GNA Mortgage Funding
                                                                  Corporation, Seattle, WA.

John W. Attey                       Vice President                Vice President of GNA Corporation and its
                                                                  subsidiaries, Seattle WA.

Jeff Hugunin                        Treasurer                     Treasurer of GNA Corporation and its
                                                                  subsidiaries, Seattle, WA  since
                                                                  December 1994.

Marilee Byers                       Senior Vice President         Senior Vice President of GNA Coporation
                                                                  and various subsidiaries since May 1996.
                                                                  Previously Senior Vice President of Pacific
                                                                  Mutual Life Insurance 1988-1996.



                                                                  Business and Other
                                    Position                      Positions Within
         Name                       With Adviser                  Last Two Years
Scott A. Curtis                     Vice President                Vice President of Great Northern Insured
                                                                  Annuity Corporation, General Electric
                                                                  Capital Assurance Company, GNA
                                                                  Securities, Inc. and GNA Distributors, Inc.,
                                                                  Seattle, WA since January 1996. Employed
                                                                  by GNA Corporation since 1990 holding various positions.

Stephen N. DeVos                    Vice President and            Vice President, Controller of GNA
                                    Controller                    Corporation and its subsidiaries, Seattle, WA
                                                                  since June 1996.  Technical adviser GE
                                                                  Captial Corporation, Stamford, CT 1994 to 1996.

William D. Koski                    Vice President                Vice President of GNA Corporation and
                                                                  various subsidiaries, Seattle, WA.

The business and other connections of the officers and directors of (i) Black Rock Financial Management listed on the Form ADV as currently on file with the Commission (File No. 801-48433), (ii) Value Line are listed on the Form ADV for Value Line as currently on file with the Commission (File No. 801-625), (iii) Duff & Phelps are listed on the Form ADV for Duff & Phelps as currently on file with the Commission (File No. 801-14813), and (iv) Standish are listed on the Form ADV for Standish currently on file with the Commission (File No. 801-584), the text of each of which is hereby incorporated by reference. Brown Brothers is a New York limited partnership which conducts a general banking business and is a member of the New York Stock Exchange, Inc. To the knowledge of the Registrant, none of the general partners or officers of Brown Brothers is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 29.  Principal Underwriters.

     (a) GNA Distributors, Inc. acts as principal underwriter for the Registrant. The Distributor acts as principal underwriter for GNA Variable Series Trust, another investment company. The Distributor does not act as investment adviser for any investment company.

     (b) The persons whose names and addresses are set forth below are all directors or officers of the Distributor and also hold the offices indicated.

Name and Principal                  Positions and Offices                    Positions and Offices
 Business Address                   With The Distributor                      With The Registrant

Geoffrey S. Stiff                   Acting President                         Senior Vice President
Two Union Square                    and Director                             and Treasurer
Suite 5600
Seattle, WA  98101


Name and Principal                  Positions and Offices                    Positions and Offices
 Business Address                   With The Distributor                      With The Registrant
Edward J. Wiles, Jr.                Vice President & Counsel                 Vice President and
Two Union Square                    & Secretary                              Secretary
Suite 5600
Seattle, WA  98101

Julie M. Bodmer                     Assistant Secretary                      N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Victor C. Moses                     Sr. Vice President                       Sr. Vice President
Two Union Square                    and Director
Suite 5600
Seattle, WA  98101

Thomas W. Casey                     Vice President and                       Vice President
Two Union Square                    Chief Financial Officer
Suite 5600
Seattle, WA 98101

John W. Attey                       Vice President                           N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Scott A. Curtis                     Vice President                           Vice President
Two Union Square
Suite 5600
Seattle, WA  98101

Stephen N. DeVos                    Vice President and Controller            Vice President and Controller
Two Union Square
Suite 5600
Seattle, WA  98101

Karri J. Harrington                 Assistant Secretary                      Assistant Secretary
Two Union Square
Suite 5600
Seattle, WA  98101

Stephen P. Joyce                    Senior Vice President                    N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Brian T. McAnaney                   Assistant Secretary                      N/A
260 Long Ridge Road
Stamford, CT  06927

Name and Principal                  Positions and Offices                    Positions and Offices
 Business Address                   With The Distributor                      With The Registrant
Jeff Hugunin                        Treasurer                                N/A
Two Union Square
Suite 5600
Seattle WA  98101

Jeffrey L. Hyde                     Assistant Secretary                      N/A
777 Long Ridge Road
Stamford, CT  06927

John Amato                          Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT  06927

Patricia Lecouras                   Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT  06927

Judith M. Van Cleave                Assistant Treasurer                      N/A
4315 Metro Parkway
Ft. Myers, FL  33906

Gary Schulman                       Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT  06927

Brenda Daglish                      Assistant Treasurer                      N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Kenneth E. Kempson                  Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT 06927


Name and Principal                  Positions and Offices                    Positions and Offices
 Business Address                   With The Distributor                      With The Registrant
Lester G. Gruner                    Assistant Vice President                 N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Debora A. Ashworth                  Assistant Vice President                 N/A
Two Union Square
Suite 5600
Seattle, WA  98101

J. Neil McMurdie                    Assistant Vice President                 N/A
Two Union Square
Suite 5600
Seattle, WA  98101

Joseph T. Cassidy                   Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT 06927

Joseph Cook                         Assistant Treasurer                      N/A
777 Long Ridge Road
Stamford, CT  06927


     (c) Not Applicable.

Item 30.  Location of Accounts and Records.

     The accounts and records of the Registrant are maintained at the offices of Registrant at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, and the offices of the Custodian and Transfer Agent, P.O. Box 351, Boston, MA 02101.


Item 31.  Management Services.

     There are no management-related service contracts other than the Advisory Agreement and the Sub-Advisory Agreements relating to management services described in Parts A and B.

Item 32.  Undertakings.

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant undertakes to furnish each person to whom a prospectus for a Fund is delivered with a copy of that Fund's latest annual report to shareholders, upon request and without charge.

     (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registration of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized.


                                   INVESTORS TRUST

                                   /s/ GEOFFREY S. STIFF
                                   ---------------------------------
                                   Geoffrey S. Stiff
                                   Senior Vice President, Treasurer and
                                   Principal Financial and Accounting Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


      Signature               Title                            Date

            *                 Trustee and Chairman             February 21, 1997
----------------------------  of the Board
Patrick E. Welch

         *                    Sr. Vice President and Treasurer
----------------------------  (Principal Financial and
Patrick E. Welch               Accounting Officer)             February 21, 1997


         *                    Trustee                          February 21, 1997
----------------------------
Douglas H. Pedersen


         *                    Trustee                          February 21, 1997
----------------------------
Pierce T. Lindberg


         *                    Trustee                          February 21, 1997
---------------------------
Edward R. McMillan


        * /s/ Edward J. Wiles
         ------------------------------------
         Edward J. Wiles
         (Attorney-in-fact pursuant to powers of
         attorney previously filed and filed herewith)

                                                      1933 Act File No. 33-10976
                                                      1940 Act File No. 811-4945







                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                      Pre-Effective Amendment No. ____                 [ ]
                       Post-Effective Amendment No. 15                 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 16                         [X]

                              --------------------


                                 INVESTORS TRUST
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              --------------------


                                    EXHIBITS

                                Index to Exhibits


                                                                Sequential Page
                                                                     Number

10(c)    Consent of Counsel

11       Auditors Consent